Listing Report:Supplement No. 236 dated May 10, 2010 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 308043
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	10 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	16.99% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2003	Debt/Income ratio:	58%
Basic (1-10):	1	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	8 / 8	Length of status:	1y 11m
Credit score:	640-659 (May-2010)	Total credit lines:	10	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$7,881	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	104%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	19
Screen name:	customembroiderer	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for debt consolidation
Purpose of loan:
I have dug myself into a credit card hole, and am ready to straighten my mess out. To do this though, I need a fixed payment that I can make each month!!!

My financial situation:
I am a good candidate for this loan because? I am a hard worker. I know I don't have the best credit history, but I have matured since I got these credit cards, and want to make things right, and fast!

Monthly net income: $ 2000

Monthly Expenses
?Housing: $?200
surance: $?0????
Car expenses: $250????
Utilities: $80
Credit cards and other loans:$80,$hopefully my c/c will be paid off soon!!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 349447
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.30%	Starting borrower rate/APR:	8.30% / 8.64%	Starting monthly payment:	$204.59

Auction yield range:	2.99% - 7.30%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2001	Debt/Income ratio:	6%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 8	Length of status:	0y 10m
Credit score:	840-859 (May-2010)	Total credit lines:	20	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$3,522	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	12%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	otherguy	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	25 ( 100% )	840-859 (Latest)
Principal borrowed:	$17,500.00	< 31 days late:	0 ( 0% )	720-739 (Oct-2007) 760-779 (Feb-2007)
Principal balance:	$0.02	31+ days late:	0 ( 0% )
Total payments billed:	25
Description
Help me finance my teeth
Why I'm Looking for a Loan
I need crowns on my top six front teeth.? I already have fillings on all of these teeth, so getting the crowns will not only?help me smile freely, but also help prevent more, expensive work on them down the road.? To help avoid more work, my dentist tells me "the sooner, the better."

What Makes Me a Good Risk
I have a good, steady?job and I make plenty of money to cover the payment.
I have over four months of minimum payments for all my outstanding debts in the bank.? I could cover this expense out of savings, but I'd rather get the loan and keep all of that cushion.
I've lived in Denver, Colorado my entire life
I have excellent credit history, and no delinquencies.
I have a?1 yr old mortgage in good standing.? It's a 30-year fixed rate and I can afford the payment.
My wife and I own both of our cars outright and they're in good shape.
My wife and I have no credit card debt between us.? We use credit cards, but all?the balances are paid in full every month.? (The relatively high revolving balance you see on this listing is due to some one-off purchases and work travel expenses).
I manage my finances: I participate in my company's 401k plan, I have an IRA, and I contribute to savings every paycheck.

Take a look at my previous loans.? Everything has been paid on time and early.

My Finances
My take-home pay from my regular job is 4000/mo after taxes and retirement contributions.
Here's the brief breakdown

Mortage, including taxes and insurance: 1650Student loans: $400Utilites: $200Insurance: $90
Phone, Internet: $110Other Misc Contracts: $75Total: $2525
That leaves about $1475/mo for food, transportation, savings, etc.

This loan will be paid out of that $1450.

My Repayment Plan
I can obviously cover the minimum payment.? I don't like having unsecured personal loans on my credit for long, so I will likely pay this loan early so that I can get back to paying down student loans.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 404109
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	16.90%	Starting borrower rate/APR:	17.90% / 20.11%	Starting monthly payment:	$126.36

Auction yield range:	7.99% - 16.90%	Estimated loss impact:	6.89%
Lender servicing fee:	1.00%	Estimated return:	10.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1997	Debt/Income ratio:	21%
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	18 / 17	Length of status:	12y 2m
Credit score:	660-679 (May-2010)	Total credit lines:	39	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$43,214	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	80%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	ra0083	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	16 ( 100% )	660-679 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	700-719 (Nov-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	16
Description
Debt Consolidation
Thanks for viewing my listing.? I am a previous Prosper borrower and lender and I'm borrowing $3,500 to consolidate debt which will help me get out of debt faster.

Purpose of loan:?
Payoff small car loan & credit card.I will be paying a small car loan (slightly over $2,000) and a credit card that has a balance of $1,700.? The two payments combined total close to $250 and this loan will free up some monthly cash flow which will allow me to pay down other debt.?

Why you should bid on my loan:
I work in the Financial Industry as a Branch Manager for a large retail bank.? I have been with my current employer for 6+ years and in the industry for over 12 yrs.? I paid a previous Prosper Loan off and I have never been late on any other obligations.??My credit score has fallen recently as?I have taken on more?outstanding debt,?part of which is?from?now being joint with my wife on most of her debt (recently married in Dec/2008).? My income alone is?sufficient to pay our debt and our plan is to?be debt free in the next 4 yrs.? This loan will speed that process along by freeing up roughly $130/mo that we will apply to other bills.

Thank you again for viewing my listing.? Please feel free to drop me a line with any questions.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445953
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,300.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.25%	Starting borrower rate/APR:	26.25% / 28.57%	Starting monthly payment:	$133.40

Auction yield range:	10.99% - 25.25%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1999	Debt/Income ratio:	11%
Basic (1-10):	7	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	12 / 9	Length of status:	6y 8m
Credit score:	640-659 (May-2010)	Total credit lines:	19	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$9,596	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	awawaw1	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 100% )	640-659 (Latest)
Principal borrowed:	$6,001.00	< 31 days late:	0 ( 0% )	640-659 (Aug-2009) 640-659 (May-2006)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
Lowering APR on my debt
I am looking for a loan to get my debt down to a lower interest rate.? Right now, I? just want to make the smart move and get this loan lowered to a more reasonable APR.

3+ years ago, I received a loan via prosper.com.?? I paid off the loan as planned and since I am used to paying the monthly payment, I figured I would try to wrap up some of my other debt via the ease of the wonderful peer to peer lending option.

I've never missed any payment for anything.? One thing I have been doing is canceling credit cards with annual fees once I pay them off, and although that docks a few points on my credit score, I can't justify paying something like $79 a year just to have a higher available credit.

Please feel confident in your investment.? I am a solid choice.? I've got a great job, and have proven my minimal risk by paying off my last prosper loan with no glitches.

Thanks!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 450377
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$315.54

Auction yield range:	7.99% - 11.00%	Estimated loss impact:	8.73%
Lender servicing fee:	1.00%	Estimated return:	2.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1998	Debt/Income ratio:	14%
Basic (1-10):	4	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	4 / 3	Length of status:	14y 2m
Credit score:	780-799 (May-2010)	Total credit lines:	9	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$1,003	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	20%
Public records last 12m / 10y:	0/ 2	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	tommala	Borrower's state:	Indiana	Borrower's group:	FUTURE FINANCIAL FREEDOM 1
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	30 ( 100% )	780-799 (Latest)
Principal borrowed:	$7,500.00	< 31 days late:	0 ( 0% )	720-739 (Feb-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	30
Description
Unusual request - Medical Loan
Purpose of loan:
I am requesting a loan for weight-loss surgery that my insurance company denies. As statistics show diet and exercise help, but as a?permanent solution to?weight-loss for someone like me, only 5 percent of people succeed. I am 55 years old and have been overweight since I was a child. I have been on diets my whole life, having some success, but would always gain the weight back, plus more.? I need help.

My financial situation:
I had a previous Prosper loan that I paid in full with no delinquencies. I have no other debts and will be contributing funds from my savings in addition to the loan I am seeking to pay for the surgery.

Monthly net income: $ 2100

Monthly expenses: $
??Housing: $ 225
??Car expenses: $?80
??Utilities: $ 0
??Phone, cable, internet: $ 97
??Food, entertainment: $ 400
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 0
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456451
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.39%	Starting borrower rate/APR:	29.39% / 31.76%	Starting monthly payment:	$842.36

Auction yield range:	10.99% - 27.39%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.71%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1994	Debt/Income ratio:	30%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	12 / 11	Length of status:	40y 8m
Credit score:	720-739 (Apr-2010)	Total credit lines:	25	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$24,966	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	58%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	resplendent-duty9	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
rehab a property
Purpose of loan:
This loan will be used to?fund a rehab propety I started 1/15/2010 and need addtional funding to finish the project?

My financial situation:
I am a good candidate for this loan because?I have paid all my loans and credit cards on time and have a credit score of 712.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456927
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$596.40

Auction yield range:	13.99% - 24.00%	Estimated loss impact:	15.08%
Lender servicing fee:	1.00%	Estimated return:	8.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2005	Debt/Income ratio:	58%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	12 / 11	Length of status:	4y 11m
Credit score:	680-699 (May-2010)	Total credit lines:	15	Occupation:	Laborer
Now delinquent:	0	Revolving credit balance:	$15,272	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	60%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	return-sensor	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to? consolidate credit card debt. My wife and I are expecting our third child in just a couple of months. Unfortunately, her employer does not offer her a paid maternity leave. It will be really rough without a second source of income for those six weeks. We have a lot of loans out right now. We do manage to make our monthly payments on time. We hate to fall behind. We fear that is exactly what will happen and we know how hard it is to recover if you fall behind on payments. We are asking for a loan to try to consolidate a large portion of our debt into one monthly payment that may be more affordable for us. We have not fallen behind yet and we really just do not want to let that happen. Our credit is important to us and we hope to get a loan to help us keep it in good standing. Thank you!

Monthly net income: $ 2000.00

Monthly expenses: $
??Housing: $ 1107.00
??Insurance: $ 227.00
??Car expenses: $ 525.00
??Utilities: $ 115.00
??Phone, cable, internet: $ 110.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $?600.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457177
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$429.74

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2005	Debt/Income ratio:	23%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	4 / 4	Length of status:	3y 7m
Credit score:	640-659 (May-2010)	Total credit lines:	16	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$177	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	55%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	20
Screen name:	social-scout6	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan to fund a business dream!
The purpose of this loan is to aid in the purchase of a very popular local sausage shop located in a busy downtown office/shopping district on the edge of the local university. I have been researching a restaurant purchase for quite some time and have found a profitable one with strong financials and catering contracts already in place for this year at a bargain price. My ultimate goal is for my family to work together on the business to have control of the lifestyle we desire.

While my there are a few dings in my credit history resulting from my divorce 3 years ago, I am a good candidate because I?have worked hard to rebuild my credit history and restored order to my finances. I have a low rate on my mortgage and very minimal current debt payments that will allow me to take a low salary at the onset of running the business and turn profits back into the business for?revenue producing improvements. Thank you for helping to fund my dream and a legacy to pass to my children in the future.?

BUSINESS DETAILSThe shop is located in a bustling downtown district with corporate offices, local shops, bars, and a performing arts center that has become the premier in the state. The downtown is flanked by a private university with 1500 students that remains an untapped market for the business. The business is right along the main parade route, the weekly farmers market is on the same block and the annual Octoberfest draws more than 100,000 people for the two day annual event. The business is based on the history of the city from the early 1900's right down to the decor and items on the menu. Serving specialty sausages and hot dogs, soups and other sides, funnel cakes, and house brand kettle corn in various flavors, the business appeals to the office worker on lunch, the hungry shopper, and families looking for an alternative to pizzas, burgers, fried chicken, subs, etc. The business does participate with a booth on the street every week for the outdoor farmers market making it a family destination on Saturdays with a growing list of regular clientele coming back for dinner during the week. The catering side of the business is included in the purchase and has contracts already set up for this year in excess of $50,000 and currently markets to company picnics, local church events and office meetings. PURPOSEMy intent for the loan I am requesting is to use it for purchase and transfer costs of the business and operational costs for the first month of transition. I have personal equity funds that I will be using along with this loan to ensure as seamless of a transition as possible and then to engage in a marketing campaign to drum up the summer business and secure more catering contracts for the slower fall and winter months. I have a business management and restaurant background and will be a full time on-site owner which is a change from the current owners who also worked other jobs.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457199
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1999	Debt/Income ratio:	63%
Basic (1-10):	3	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	13 / 13	Length of status:	10y 0m
Credit score:	620-639 (May-2010)	Total credit lines:	42	Occupation:	Clerical
Now delinquent:	0	Revolving credit balance:	$10,486	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	11
Screen name:	Jessi0198	Borrower's state:	Montana	Borrower's group:	FUTURE FINANCIAL FREEDOM 1
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 3	On-time:	21 ( 100% )	620-639 (Latest)
Principal borrowed:	$8,200.00	< 31 days late:	0 ( 0% )	640-659 (Jul-2009) 680-699 (Oct-2008) 600-619 (Mar-2008) 660-679 (Apr-2007)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	21
Description
3 Previous Prosper Loans NEVER LATE
Purpose of loan:
This loan will be used to finish our basement.?We will be putting the house on the market later this year to relocate for my husband?s job. The extra bedrooms/bath will increase the value. ?The mortgage is only in my husband?s name since he purchased it before we were married.

My financial situation:
I am a good candidate for this loan because I have had multiple prosper loans in the past and stayed current on my payments with all of them. In fact, I paid all the loans off earlier. My ex-husband ruined my credit years ago, and I have worked hard to rebuild it since then. My husband and I have great, stable jobs as well.

Net Monthly Income: $1890 + $2530 (Husband?s Income)

Monthly Expenses:
Mortgage $1307
Utilities $325
Car Expenses $537
Insurance $91
Phone/Cable/Internet $150
Food/Entertainment $300
Household Expenses $250
Credit Cards $500??

After our monthly expense, we have about $950 left over every month to pay this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457365
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$429.74

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1993	Debt/Income ratio:	23%
Basic (1-10):	5	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	7 / 7	Length of status:	13y 9m
Credit score:	760-779 (Apr-2010)	Total credit lines:	15	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$22,983	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	reward-igniter2	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Please help our debt free goal!
Purpose of loan:This loan will be used to pay off high interest credit card debt that we accrued over the last 2 years. We moved house so we could be in a highly recommended school district to receive services for the oldest of our 3 daughters who has autism. Unfortunately, the bottom fell out of the market 2 weeks after we moved. After paying 2 mortgages for 6 months (selling our previous home at that point), we then entered into a battle with the school district we moved to because they were denying the services our daughter should have been given. After a year of lawyer's fees, specialist consultations & burning through our savings, our debt built up from virtually nothing to a very difficult amount.We hope to get this loan to give ourselves some peace of mind by eliminating some of the very high interest credit card debt?which would make our monthly payments more affordable as opposed to the finance charges that keep building up. Thank you sincerely for your consideration.
My financial situation:
I have a secure elementary school teaching job & am also a professional musician bringing in a steady income. Combined income from both jobs covers our expenses & more than the minimum amount due to our credit cards. Prosper loan payments would be a fraction of the amount we currently pay monthly.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457387
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$636.77

Auction yield range:	16.99% - 29.00%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1985	Debt/Income ratio:	33%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 6	Length of status:	0y 10m
Credit score:	720-739 (Apr-2010)	Total credit lines:	26	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$9,387	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	100%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	calbear89	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	720-739 (Latest)
Principal borrowed:	$24,000.00	< 31 days late:	0 ( 0% )	740-759 (Mar-2008) 600-619 (Oct-2007)
Principal balance:	$9,365.38	31+ days late:	0 ( 0% )
Total payments billed:	24
Description
Never ever late - why an HR?
Purpose of loan:
Consolidation of existing prosper loan with remaining credit card debt.

My financial situation:
I'd like to pay off my current prosper loan and current higher interest rate?credit card and save a few interest points.
I have an excellent job and a will have no trouble paying this loan.

I think my loan is rated at HR because I've been consolidating my debt to my cards and thus I have a high utlization, but as you can see, I'm never late and I never have been late on my current prosper loan.? I keep my financial obligations.? Nonetheless, the automated system has rated my loan as HR.? I'm not going to go with the system "recommended" interest rate because that is actually worse than my current card interest rate, but I'll let everyone decide for themselves whether they want to fund my loan.

As a side note, just to show how committed I am about meeting my financial obligations, I was laid off from my job in November of 2008 and was unemployed for 7 months but still was never late with a single payment on any of my financial obligations.? Bottom line is that this loan is in no way an HR, but rather than trying to fight the automated system, I thought it would be best to explain and have you decide for yourself.

Thanks for your consideration.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457389
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2000	Debt/Income ratio:	15%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	3 / 4	Length of status:	0y 1m
Credit score:	640-659 (May-2010)	Total credit lines:	8	Occupation:	Car Dealer
Now delinquent:	1	Revolving credit balance:	$2,075	Stated income:	$25,000-$49,999
Amount delinquent:	$67	Bankcard utilization:	127%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	important-bill1	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Short term help
Purpose of loan:
This loan will be used to provide cash to pay for some expenses since I started a new job.

My financial situation:
I am a good candidate for this loan because I have never defaulted on a loan and until I became unemployed have been able to maintain a good credit score and pay my bills on time even in tough economic times. I have a college degree and have also run my own business for over three years in construction. I just started a new job at a Honda Dealership and need to pay some bills till I can save up some money.

Monthly expenses: $
??Housing: $ 300 ??
??Insurance: $ 85
??Car expenses: $350
??Utilities: $ 100
??Phone, cable, internet: $90
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 400

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457393
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	20.99%	Starting borrower rate/APR:	21.99% / 25.82%	Starting monthly payment:	$38.19

Auction yield range:	7.99% - 20.99%	Estimated loss impact:	8.49%
Lender servicing fee:	1.00%	Estimated return:	12.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2000	Debt/Income ratio:	15%
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	4 / 3	Length of status:	8y 3m
Credit score:	700-719 (May-2010)	Total credit lines:	11	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$44,949	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	99%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	SHG-and-Company	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	7 ( 100% )	700-719 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	720-739 (Aug-2009)
Principal balance:	$721.45	31+ days late:	0 ( 0% )
Total payments billed:	7
Description
Debt Consolidation
Purpose of loan:
The purpose of this loan is to continue to move my balances from traditional lenders to Prosper.
My credit score and card utilization ratio have been affected over the past 18 months due to traditional lenders lowering my credit lines without any real reason.? My plan is to continue to move balances to Prosper $ 1000.00 at a time.? I would rather have regular people make money off of my loans than these crooks on Wall Street.
Bid with confidence.
Thanks

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457399
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1995	Debt/Income ratio:	13%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 7	Length of status:	4y 3m
Credit score:	680-699 (May-2010)	Total credit lines:	28	Occupation:	Truck Driver
Now delinquent:	2	Revolving credit balance:	$1,987	Stated income:	$50,000-$74,999
Amount delinquent:	$5,148	Bankcard utilization:	79%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	4
Screen name:	sweet-vigilance	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
roofing my garage
Purpose of loan:
This loan will be used to? re roof my garage and pay off a medical bill

My financial situation:
I am a good candidate for this loan because? i work steady and have been rebuilding my credit since my divorce

Monthly net income: $ 4000

Monthly expenses: $ 2250
??Housing: $ 1400
??Insurance: $
??Car expenses: $
??Utilities: $ 150
??Phone, cable, internet: $ 100
??Food, entertainment: $ 450
??Clothing, household expenses $
??Credit cards and other loans: $ 150
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457407
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.25%	Starting borrower rate/APR:	27.25% / 29.59%	Starting monthly payment:	$204.80

Auction yield range:	10.99% - 26.25%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1990	Debt/Income ratio:	24%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	7 / 7	Length of status:	15y 0m
Credit score:	660-679 (May-2010)	Total credit lines:	22	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$4,600	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	73%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	12
Screen name:	bty6768	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	23 ( 100% )	660-679 (Latest)
Principal borrowed:	$7,000.00	< 31 days late:	0 ( 0% )	660-679 (Nov-2009) 640-659 (May-2008) 560-579 (Nov-2007) 660-679 (Oct-2006)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	23
Description
My personal loan for my business
This borrower was not required to write a description based on the listing's likelihood to fund.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457411
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.75%	Starting borrower rate/APR:	10.75% / 14.33%	Starting monthly payment:	$32.62

Auction yield range:	3.99% - 9.75%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1999	Debt/Income ratio:	20%
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	3 / 3	Length of status:	2y 9m
Credit score:	760-779 (Apr-2010)	Total credit lines:	14	Occupation:	Laborer
Now delinquent:	1	Revolving credit balance:	$203	Stated income:	$1-$24,999
Amount delinquent:	$473	Bankcard utilization:	2%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	jjsparks28	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Reinvesting In Prosper
Purpose of loan

Hello I have been lending on here for 3 years now I lend out at high rates to cover the defaults and collection fee so I don't lend out under 20% my goal with this loan would be to lend it out at like 28-30% rates flip the principles over to new loans and interest my goal is use to retire early .I like to help people but I don't pick people with high deliquesces I do lend out at higher rates because of the risk involved as of right now I have around 2500 on prosper at a average return rate of 25% I have a low lenders default rate only $40 I am making more off here then my 401k LOL

My financial situation:
I work in a ware house and I work part time at a fast food place I also have a 401k at my full time job and own a condo and?I rent out my other room for $300 a mo my car is almost paid off and I am ahead on my?mortgage by 4 mos.I did not included my overtime in my income nor my renters income or my part time job my income is really around $31,000 I have a delinquent amount of 493? from a car?accident and the other carinsurance? company has'nt paid?one bill yet I have been pushing them to pay so it can come off my credit report.
credit card gets paid to zero(0) every mo
mortgage 440 4 mo ahead
internet 40
cell 45
Hoa 130
utilities100
food 100
car 226 only?450 left on it
car insurance 100 full coverage
gas 100 its a chevy aveo its cheap on gas
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457417
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2004	Debt/Income ratio:	12%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	3 / 1	Occupation:	Skilled Labor
Credit score:	640-659 (May-2010)	Total credit lines:	9	Stated income:	$25,000-$49,999
Now delinquent:	0	Revolving credit balance:	$444
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	4
Screen name:	autonomous-point5	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for debt consolidation
This borrower was not required to write a description based on the listing's likelihood to fund.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457419
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.69%	Starting borrower rate/APR:	23.69% / 25.98%	Starting monthly payment:	$468.84

Auction yield range:	7.99% - 22.69%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.15%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1989	Debt/Income ratio:	28%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	16 / 11	Length of status:	11y 8m
Credit score:	700-719 (May-2010)	Total credit lines:	23	Occupation:	Engineer - Mechanic...
Now delinquent:	0	Revolving credit balance:	$83,178	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	90%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	worldly-openness9	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off credit card loans

My financial situation:
Monthly net income: $5600

Monthly expenses: $
??Housing: $1250
??Insurance: $100
??Car expenses: $160 gas (own car)
??Utilities: $180
??Phone, cable, internet: $180
??Food, entertainment: $560
??Clothing, household expenses $120
??Credit cards and other loans: $2400
??Other expenses: $180
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457423
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1984	Debt/Income ratio:	32%
Basic (1-10):	1	Inquiries last 6m:	7	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	17 / 9	Length of status:	6y 6m
Credit score:	640-659 (May-2010)	Total credit lines:	32	Occupation:	Principal
Now delinquent:	0	Revolving credit balance:	$3,435	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	69%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	8
Screen name:	best-ready-order	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Seeking Financial Peace of Mind
Purpose of loan:
This loan will be to close up smaller amounts to have peace of mind...once and for all...

My financial situation:
I am a good candidate for this loan because?I just recently encountered issues with my credit.? Prior to July of 2009, my credit was good; however, I sought the assistance of a credit manangement company that consolidated bills, lowered interest, and payroll deducted payments.
Yet, payments were not made for up to 60 days and accounts were closed.? Hence, my score dwindled, and slowly I started paying my accounts again and dismissed them...but great damage had been done.? I want score to improve to get into a home in about a year...????????? God-willing..

I am a high school principal and have been an educator for 26 years.? I have a steady job/income.

Monthly net income: $ 6200

Monthly expenses: $ 2850
??Housing:?
??Insurance: $ 200
??Car expenses: $ 1100
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $ 150
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457425
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.39%	Starting borrower rate/APR:	26.39% / 28.72%	Starting monthly payment:	$182.24

Auction yield range:	10.99% - 25.39%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.76%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1984	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	16 / 14	Length of status:	6y 7m
Credit score:	680-699 (May-2010)	Total credit lines:	42	Occupation:	Food Service Manage...
Now delinquent:	0	Revolving credit balance:	$151,748	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	71%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	sewinggirl	Borrower's state:	SouthDakota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Kitchen Cabinets
Purpose of loan: We bought an old school building and are converting it into a house. We have been living here since 2005. We have turned 7 of the classrooms into bedrooms for our 4 maternal children and the 3 children we are adopting. My daughter and I wait tables at our restaurant and we have saved all of our tips since January 1st and now have $6,100, to go toward the installation of kitchen cabinets. Presently the school kitchen has open shelves, an ice machine, non working commercial dishwasher and a huge sink/drain board. We want to get rid of the commercial look and feel of the old school kitchen and install normal house type cabinets and counter tops. Total cost will be about $10,000 for materials. We figure we can save another $2,000 from tips while the project is being done. With a $4,500 loan we should have enough money to purchase the materials and hire the needed help to complete this project.

My financial situation: We started a restaurant in 2003 in a small building in our city's downtown. Parking was always a big problem. In 2007 we purchased a much larger building with its own parking lot on the outskirts of our city. Our expenses have gone up because of the larger building but so have our sales. The recession did not hit our city as hard as some places in the nation. At our restaurant we only lost money two months out of the last 18, where as some other restaurants have closed. We have always and continue to make our payments on time not just at the restaurant but also with our rental properties. My husband and I have been buying depressed residential property since 1981. We rehab them and rent them. We have purchased a lot of foreclosure property in the last three years and now have over 130 units. We borrow money from four different banks for the mortgages but have to cash flow the improvements ourselves. We have been using our credit cards very heavily to get the properties ready for tenants and are carrying high balances on the cards at this time. Our city has a large technical school and these credit cards will pay off over the next months as the new years students come to town. I am a good candidate for this loan because?

Monthly net income:?Line #22 on our 2009 1040 is $82,319 or $6,860 a month.?
Our monthly expenses are very low simply because many of a normal family?s expense are business expenses for us for example:?I am only allowed 1,000 charaters in the description please see my personal profile for monthly expenses break down.

Monthly expenses: $1,905?
Housing &?Insurance:?Health $602?House $240??
Car expenses: $96?
Utilities: $367?
Phone, cable, internet: $0?
Food, entertainment: $240?
Clothing, household expenses $360?
Credit cards and other loans: $0?
Other expenses: $0

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457429
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,275.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.39%	Starting borrower rate/APR:	26.39% / 28.72%	Starting monthly payment:	$92.13

Auction yield range:	10.99% - 25.39%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.76%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1996	Debt/Income ratio:	Not calculated
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Not employed
Enhanced (1-5):	5	Current / open credit lines:	17 / 15	Length of status:	0y 5m
Credit score:	640-659 (May-2010)	Total credit lines:	42	Stated income:	Not employed
Now delinquent:	0	Revolving credit balance:	$8,537
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	myrtle58	Borrower's state:	Indiana	Borrower's group:	Lend2's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	31 ( 89% )	640-659 (Latest)
Principal borrowed:	$3,500.00	< 31 days late:	4 ( 11% )	620-639 (Apr-2010) 640-659 (Oct-2008) 600-619 (Jan-2008) 600-619 (Dec-2007)
Principal balance:	$24.12	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
paying bills
Purpose of loan:
This loan will be used to??
pay bills. My husband's income is 3600.00 after taxes, and our expenses run about 2000.00.? I have filed for disability due to having several medical conditions and hopefully it will start soon.?That should add about 1100.00 a month.I have also been previously verified through Prosper as a homeowner.?We appreciate any and all help offered and we are grateful to anyone and everyone that reads our story even though it has been relisted.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457431
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1978	Debt/Income ratio:	19%
Basic (1-10):	1	Inquiries last 6m:	1	Employment status:	Part-time employee
Enhanced (1-5):	2	Current / open credit lines:	2 / 2	Length of status:	8y 5m
Credit score:	640-659 (May-2010)	Total credit lines:	34	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$13	Stated income:	$1-$24,999
Amount delinquent:	$43	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	49
Screen name:	exchange-ceremony7	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Looking for seed money
Purpose of loan:
This loan will be used to provide seed money to become a real estate investor.

My financial situation:
I am a good candidate for this loan because I have the time to develop the real estate investing?business I just need access to funds to get started.

Monthly net income: $ $1,275

Monthly expenses: $
??Housing: $ 400
??Insurance: $?75
??Car expenses: $ 50
??Utilities: $50
??Phone, cable, internet: $ 25
??Food, entertainment: $120?
??Clothing, household expenses $25
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457435
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.39%	Starting borrower rate/APR:	26.39% / 28.72%	Starting monthly payment:	$81.00

Auction yield range:	10.99% - 25.39%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.76%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1994	Debt/Income ratio:	7%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	8 / 3	Length of status:	15y 10m
Credit score:	640-659 (May-2010)	Total credit lines:	24	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	17
Screen name:	RightDirection	Borrower's state:	Texas	Borrower's group:	Vets helping Vets
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	16 ( 52% )	640-659 (Latest)
Principal borrowed:	$9,000.00	< 31 days late:	9 ( 29% )	600-619 (Jun-2008) 600-619 (Feb-2008) 600-619 (Nov-2007) 660-679 (Mar-2007)
Principal balance:	$36.16	31+ days late:	6 ( 19% )
Total payments billed:	31
Description
Moving from apt into home
Purpose of loan:
This loan will be used to move from an apartment into a home.

My financial situation:
I am a good candidate for this loan because in the last year, I worked overseas and paid off $44,000 in debt and am now credit card and loan debt free, but left with the bad credit.

Monthly net income: $6800

Monthly expenses: $2125
??Housing: $1000
??Insurance: $75
??Car expenses: $320
??Utilities: $150
??Phone, cable, internet: $80
??Food, entertainment: $400
??Clothing, household expenses $100
??Credit cards and other loans: $0
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457443
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 11.30%	Starting monthly payment:	$159.46

Auction yield range:	3.99% - 8.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1993	Debt/Income ratio:	26%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	13 / 11	Length of status:	7y 1m
Credit score:	760-779 (May-2010)	Total credit lines:	43	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$22,451	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	63%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	extraordinary-commitment6	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan
This borrower was not required to write a description based on the listing's likelihood to fund.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457447
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 15.61%	Starting monthly payment:	$33.21

Auction yield range:	10.99% - 11.00%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1987	Debt/Income ratio:	15%
Basic (1-10):	7	Inquiries last 6m:	10	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	14 / 11	Length of status:	7y 2m
Credit score:	700-719 (May-2010)	Total credit lines:	41	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$453	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	2%
Public records last 12m / 10y:	0/ 3	Homeownership:	Yes
Delinquencies in last 7y:	20
Screen name:	rodstid	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Work needed on my car
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457449
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.85%	Starting borrower rate/APR:	14.85% / 17.02%	Starting monthly payment:	$276.74

Auction yield range:	5.99% - 13.85%	Estimated loss impact:	5.23%
Lender servicing fee:	1.00%	Estimated return:	8.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2000	Debt/Income ratio:	38%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	11 / 10	Length of status:	7y 8m
Credit score:	760-779 (May-2010)	Total credit lines:	31	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$24,802	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	50%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	reflective-euro031	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for debt consolidation
I am a highly motivated new mom trying to consolidate some debt so that I am able to eventually work less and spend more time with my daughter.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457455
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1996	Debt/Income ratio:	15%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	4 / 4	Length of status:	11y 10m
Credit score:	640-659 (May-2010)	Total credit lines:	16	Occupation:	Food Service
Now delinquent:	1	Revolving credit balance:	$810	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	73%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	11
Screen name:	payout-victor4	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off car loan
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457465
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.85%	Starting borrower rate/APR:	14.85% / 17.02%	Starting monthly payment:	$345.92

Auction yield range:	5.99% - 13.85%	Estimated loss impact:	5.23%
Lender servicing fee:	1.00%	Estimated return:	8.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1997	Debt/Income ratio:	4%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	11 / 10	Length of status:	10y 8m
Credit score:	740-759 (May-2010)	Total credit lines:	22	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$124,288	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	95%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	compassion-fox5	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan for my education
This borrower was not required to write a description based on the listing's likelihood to fund.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457467
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,400.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$199.04

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1979	Debt/Income ratio:	30%
Basic (1-10):	1	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	3 / 6	Length of status:	3y 7m
Credit score:	640-659 (May-2010)	Total credit lines:	31	Occupation:	Teacher
Now delinquent:	6	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$1,600	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	35
Screen name:	YAYARUFF	Borrower's state:	Minnesota	Borrower's group:	UtopiaLoans.com - Now Over $1 Million in Closed Loans!!
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	28 ( 93% )	640-659 (Latest)
Principal borrowed:	$3,500.00	< 31 days late:	2 ( 7% )	660-679 (Mar-2010) 680-699 (Nov-2009) 680-699 (Aug-2009) 620-639 (Oct-2007)
Principal balance:	$796.91	31+ days late:	0 ( 0% )
Total payments billed:	30
Description
HOME FIXUP
Hello I will be using this loan to paint the inside of the house and resodding the yard also need a couple of new storm doors. and the drive way needs work.? my daughter and niece are. graduating from high school in June and? i need to have a open house for them. I currently have a prosper loan that will be paid . thanks for looking... present? income =? $ 4200?per month ?expenses? phone? = $200? utilitys =300 car =100? prosper =150 mortgage =1380? food 200 misc. 100.00?? ALSO? I WILL PAY OFF THE PROSPER LOAN I HAVE NOW
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457477
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.39%	Starting borrower rate/APR:	27.39% / 29.73%	Starting monthly payment:	$328.28

Auction yield range:	10.99% - 26.39%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1988	Debt/Income ratio:	41%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	20 / 19	Length of status:	9y 7m
Credit score:	640-659 (May-2010)	Total credit lines:	42	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$24,576	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	76%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	1
Screen name:	tweety6769	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	640-659 (Latest)
Principal borrowed:	$7,500.00	< 31 days late:	0 ( 0% )	640-659 (May-2008)
Principal balance:	$3,579.49	31+ days late:	0 ( 0% )
Total payments billed:	23
Description
Paying off credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457479
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2003	Debt/Income ratio:	37%
Basic (1-10):	5	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	10 / 8	Length of status:	6y 0m
Credit score:	660-679 (Apr-2010)	Total credit lines:	19	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$5,044	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	51%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	doctorgrab	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	2 ( 100% )	660-679 (Latest)
Principal borrowed:	$6,000.00	< 31 days late:	0 ( 0% )	700-719 (Feb-2010) 620-639 (Dec-2009) 620-639 (Aug-2009) 660-679 (Aug-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	2
Description
trade show inventory
Purpose of loan:
This loan will be used to?
My company, www.ageofherbs.net will be at herbfest 2010 in June and Sailfest in July, these shows run several weeks apart but with current inventory levels I will not be able to to both, reorder turn around can be upto 3 weeks and producing some products like soaps takes 4 weeks, I hope too with this get everything we need started and ready before the first show,
My financial situation:
I am a good candidate for this loan because?
I'm currently employed full time for a mom and pop business. I have steady income and job security. Recently started my own business www.ageofherbs.net. which has no real overhead and strong current sales. I own my home, I have no car payments, and a great credit history.? I also split all living costs with my girlfriend.

Monthly net income: $? this is based off of last year does not include new business
2773.34

Monthly expenses: $
??Housing: $ 381.00-this includes taxes and insurance also my girlfriend pays the other half, total Mortgage payment $762.
??Insurance: $ 38-car
??Car expenses: $ 100
??Utilities: $ 220
??Phone, cable, internet: $ 45
??Food, entertainment: $ 150
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 100
??Other expenses: $
Total $ Out:$1184
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457481
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.49%	Starting borrower rate/APR:	8.49% / 8.83%	Starting monthly payment:	$126.25

Auction yield range:	2.99% - 7.49%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1989	Debt/Income ratio:	Not calculated
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	10 / 10	Length of status:	7y 0m
Credit score:	800-819 (May-2010)	Total credit lines:	62	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	cello717	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
getting my house showroom ready
Purpose of loan:
This loan will be used to? prepare our house for sale.? Homes in our price range must be in top showroom shape to sell and we intend to do just that.? Just need a bit extra cash for upgraded carpet, paint, new landscape and other odds and ends.?

My financial situation:
I am a good candidate for this loan because my wife and I have immaculate credit scores and great cash flow from rental properties.? This income does not show up on a W-2 but you can feel confident in this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457483
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	33.29%	Starting borrower rate/APR:	34.29% / 36.73%	Starting monthly payment:	$156.92

Auction yield range:	13.99% - 33.29%	Estimated loss impact:	15.54%
Lender servicing fee:	1.00%	Estimated return:	17.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1996	Debt/Income ratio:	13%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	2 / 2	Length of status:	0y 6m
Credit score:	640-659 (May-2010)	Total credit lines:	7	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$500	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	100%
Public records last 12m / 10y:	0/ 4	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	interest-freshmaker	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidation
Purpose of loan:
This loan will be used to? pay for home improvements,

My financial situation:
I am a good candidate for this loan because? I don't have other large outstandings

Monthly net income: $ 2,500

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 93
??Car expenses: $ 266
??Utilities: $ 93
??Phone, cable, internet: $ 140
??Food, entertainment: $ 400
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 25
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457485
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	10.99% - 34.00%	Estimated loss impact:	10.87%
Lender servicing fee:	1.00%	Estimated return:	23.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2000	Debt/Income ratio:	25%
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	8 / 5	Length of status:	4y 5m
Credit score:	660-679 (May-2010)	Total credit lines:	12	Occupation:	Nurse's Aide
Now delinquent:	0	Revolving credit balance:	$10,006	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	58%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	euro-canary	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
business
I'm borrowing this loan to try help my son gets his tractor trailer license. It's a great paying job and it will be one source of help on paying back this loan along whit me paying it back. I'm a nurses aid and I make a comfortable enough income to pay off this loan if anything goes wrong. I have always been a good borrower and try to pay my bills every month.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457491
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1998	Debt/Income ratio:	19%
Basic (1-10):	5	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	4 / 4	Length of status:	3y 2m
Credit score:	640-659 (May-2010)	Total credit lines:	19	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$3,471	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	85%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	2
Screen name:	ellement2002	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	25 ( 100% )	640-659 (Latest)
Principal borrowed:	$2,550.00	< 31 days late:	0 ( 0% )	560-579 (Mar-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	25
Description
Photography equipment upgrade
Purpose of loan: This loan will be used to upgrade my current photography equipment to the next level up. Having this new gear will allow me to take my business to the next level?by giving me the ability?provide?my clients with a?new level of quality to their images that I cannot really attain with my current gear.?I could save up and buy this gear outright but I am trying to rebuild my credit and life since my divorce that was finalized in 2005. Since paying off my last Prosper loan my credit score has improved by 80 points!

My financial situation: I am a good candidate for this loan because I had previously financed and borrowed?a prosper loan in the amount of 2,550.00 in 2007 and not only did I?pay it back in full but I also made my monthly payments 100% on time...not one late payment...I actually paid it off a couple months before the end of the term!.

Monthly net income: $ 4000.00 + and an?additional 1,000.00 a month from my photography business.

Monthly expenses:
Housing: $ 945.00??
Insurance: $ 125.00??
Car expenses: $ 564.00??
Utilities: $ 150.00??
Phone, cable, internet: $ 200.00??
Food, entertainment: $ 300.00??
Clothing, household expenses: $ 120.00??
Credit cards and other loans: $ 60.00 minimum ..but I always pay 100.00 toward?the balance monthly.??

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457495
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.30%	Starting borrower rate/APR:	9.30% / 9.64%	Starting monthly payment:	$287.46

Auction yield range:	2.99% - 8.30%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1983	Debt/Income ratio:	18%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	18 / 17	Length of status:	0y 10m
Credit score:	820-839 (May-2010)	Total credit lines:	31	Occupation:	Food Service Manage...
Now delinquent:	0	Revolving credit balance:	$3,881	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	12%
Public records last 12m / 10y:	0/ 5	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	rwrnole2	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan for my education
This borrower was not required to write a description based on the listing's likelihood to fund.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457503
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.49%	Starting borrower rate/APR:	8.49% / 8.83%	Starting monthly payment:	$110.47

Auction yield range:	2.99% - 7.49%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1986	Debt/Income ratio:	Not calculated
Basic (1-10):	7	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	5 / 5	Length of status:	3y 4m
Credit score:	800-819 (May-2010)	Total credit lines:	14	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$3,077	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	18%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	hope-sequoia7	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
college time
Purpose of loan:
This loan will be used to? help pay for grandaughters college expenses and tuition????

My financial situation:
I am a good candidate for this loan because? i am very responsible and pay all my bills on time. i can guarantee that i will pay each payment on time. i have study income as well so there is no worries as far as having the money every month.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457519
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 11.30%	Starting monthly payment:	$95.68

Auction yield range:	3.99% - 8.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2003	Debt/Income ratio:	Not calculated
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	4 / 4	Length of status:	0y 3m
Credit score:	780-799 (Apr-2010)	Total credit lines:	9	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$106	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	crstal2000	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for debt consolidation
Purpose of loan:
This loan will be used to?Pay off Credit card and re-invest in Prosper.

My financial situation:
I am a good candidate for this loan because?It's such a small loan and why would I mess up my credit by messing around here.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457521
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,400.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	33.29%	Starting borrower rate/APR:	34.29% / 37.21%	Starting monthly payment:	$62.77

Auction yield range:	13.99% - 33.29%	Estimated loss impact:	15.54%
Lender servicing fee:	1.00%	Estimated return:	17.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-2001	Debt/Income ratio:	Not calculated
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	2 / 2	Length of status:	2y 6m
Credit score:	640-659 (May-2010)	Total credit lines:	18	Occupation:	Clerical
Now delinquent:	1	Revolving credit balance:	$1,889	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	18
Screen name:	blue-dollar-pursuit	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying for college
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457523
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.39%	Starting borrower rate/APR:	26.39% / 30.33%	Starting monthly payment:	$40.50

Auction yield range:	10.99% - 25.39%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.76%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2007	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	2 / 2	Length of status:	2y 1m
Credit score:	640-659 (May-2010)	Total credit lines:	3	Occupation:	Student - College J...
Now delinquent:	0	Revolving credit balance:	$1,678	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	81%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	mystical-peace9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for college at SFSU
Purpose of loan:
This loan will be used to help pay for college

My financial situation: I live with my parents and have a very solid foundation. Want to take initiative and pay for my own education.
I am a good candidate for this loan because I have few credit cards, and have maintained a good credit rating.
I have started a new company and have been contracting gigs regularly.

Monthly net income: $ 3500

Monthly expenses: $60
??Housing: $free
??Insurance: $free
??Car expenses: $free
??Utilities: $free
??Phone, cable, internet: $free
??Food, entertainment: $100
??Clothing, household expenses $100
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457527
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1970	Debt/Income ratio:	47%
Basic (1-10):	1	Inquiries last 6m:	1	Employment status:	Retired
Enhanced (1-5):	3	Current / open credit lines:	5 / 6	Length of status:	10y 7m
Credit score:	700-719 (May-2010)	Total credit lines:	19	Stated income:	$1-$24,999
Now delinquent:	1	Revolving credit balance:	$4,021
Amount delinquent:	$169	Bankcard utilization:	89%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	1
Screen name:	obedient-peso	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying taxes and other debts
Purpose of loan:
This loan will be used to?pay?taxes and?other debts?

My financial situation:
I am a good candidate for this loan because? annual family income is $42500.

Monthly net income: $ 3544

Monthly expenses: $
??Housing: $ 656
??Insurance: $ 194
??Car expenses: $ 120
??Utilities: $ 100
??Phone, cable, internet: $ 125
??Food, entertainment: $200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 350
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457533
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$198.80

Auction yield range:	13.99% - 24.00%	Estimated loss impact:	15.08%
Lender servicing fee:	1.00%	Estimated return:	8.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1996	Debt/Income ratio:	31%
Basic (1-10):	6	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	13 / 12	Length of status:	18y 3m
Credit score:	680-699 (Apr-2010)	Total credit lines:	25	Occupation:	Military Enlisted
Now delinquent:	0	Revolving credit balance:	$23,615	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	82%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	finance-equinox	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Energy Efficient Upgrades
Purpose of loan:
This loan will be used to? Make energy efficient upgardes to my home (tankless propane hot water heater and 95% energy efficient propane furnace)

My financial situation:
I am a good candidate for this loan because? as you can see I have never defaulted or been delinquent on any obligation. My high revolving balance is due to paying for my wife's college education and living expenses while she was in school full-time and unemployed. Due to my income I was unable to qualify for tuition assistance. She has recently graduated with her Registered Nursing Degree. I feel that the prosper rating in my case is very over rated. I have the funds available to make the payments on this loan and I have all intentions of paying this off sooner if possible.

Monthly net income: $ 4500

Monthly expenses: $?3025
??Housing: $ 1225
??Insurance: $ 100
??Car expenses: $ 400
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $?600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457535
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.65%	Starting monthly payment:	$63.68

Auction yield range:	16.99% - 29.00%	Estimated loss impact:	36.19%
Lender servicing fee:	1.00%	Estimated return:	-7.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2000	Debt/Income ratio:	17%
Basic (1-10):	1	Inquiries last 6m:	7	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	5 / 6	Length of status:	4y 9m
Credit score:	640-659 (Apr-2010)	Total credit lines:	15	Occupation:	Analyst
Now delinquent:	2	Revolving credit balance:	$5,845	Stated income:	$50,000-$74,999
Amount delinquent:	$26,732	Bankcard utilization:	102%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	5
Screen name:	unafraid-kindness	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off a small amount of debt
Purpose of loan:
This loan will be used to pay off? pay off a small amount of debt.

My financial situation:
I was able to adjust some of my finance and pay down on some of my small debt. A small loan of 1,500 will give me enough breathing room.
I am a good candidate for this loan because I am responsible and have a full-time job working for a major corporation. I understand and expect HR rating on Prosper. However, beside co-signing for my father house's and a friend's car my credit history is pretty good. I have a good history of paying my own bills. My father's house? is now in mortgage modification. The car was totaled and signs off by the bank. Thank you for your help. Please feel free to contact me with any questions.

Monthly net income: $ 4007

Monthly expenses: $
??Housing: $ 665
??Insurance: $ Provided by employer
??Car expenses: $ 55
??Utilities: $ 40
??Phone, cable, internet: $ 180
??Food, entertainment: $ 120
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 200
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457541
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 11.53%	Starting monthly payment:	$47.84

Auction yield range:	3.99% - 8.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2002	Debt/Income ratio:	Not calculated
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	14 / 14	Length of status:	6y 0m
Credit score:	720-739 (May-2010)	Total credit lines:	20	Occupation:	Engineer - Mechanic...
Now delinquent:	0	Revolving credit balance:	$2,115	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	52%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	genuine-camaraderi1	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan
This borrower was not required to write a description based on the listing's likelihood to fund.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457543
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	33.15%	Starting borrower rate/APR:	34.15% / 36.59%	Starting monthly payment:	$134.27

Auction yield range:	13.99% - 33.15%	Estimated loss impact:	15.53%
Lender servicing fee:	1.00%	Estimated return:	17.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1995	Debt/Income ratio:	Not calculated
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Retired
Enhanced (1-5):	5	Current / open credit lines:	5 / 5	Length of status:	13y 0m
Credit score:	680-699 (May-2010)	Total credit lines:	16	Stated income:	$1-$24,999
Now delinquent:	1	Revolving credit balance:	$14,721
Amount delinquent:	$960	Bankcard utilization:	61%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	3
Screen name:	the-extraordinary-note	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan for my business
This borrower was not required to write a description based on the listing's likelihood to fund.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457555
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$271.14

Auction yield range:	16.99% - 17.00%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	4 / 4	Length of status:	15y 5m
Credit score:	660-679 (May-2010)	Total credit lines:	13	Occupation:	Investor
Now delinquent:	0	Revolving credit balance:	$19,757	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	90%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	green-vivacious-commitment	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Sale used mobile homes
Purpose of loan:
This loan will be used to? Purchase used mobile homes to sell. I have been purchasing used mobile homes for almost 2 years and selling them to people looking for a home who have the money to buy a used mobile home but not the credit to buy a new one. This is a tough time economically but there is a demand for used mobile homes in my area. I buy very cheap and last year?the homes I sold ranged from $2500 to 12000.00 and purchase prices ranged from 1400.00 to 8500.00. This business is a sideline to a mobile home park rental business. I have established relationships with lenders and banks and the majority of homes I purchase are repos. I have to date not lost money on any of these deals.

My financial situation:
I am a good candidate for this loan because?I have experience with buying and selling used mobile homes and it?goes hand in hand with the ?mobile home park business. I have only $4500.00 in credit card debt and no other debt. My vehicles, etc. are paid for.?

Monthly net income: $ 3200.00

Monthly expenses: $?1435.00??Housing: $ 0
??Insurance: $?100.
??Car expenses: $ 0
??Utilities: $ 125.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 160.00
??Other expenses: $ 400.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457557
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$994.00

Auction yield range:	16.99% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	1	Inquiries last 6m:	7	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	11 / 10	Length of status:	3y 11m
Credit score:	640-659 (Apr-2010)	Total credit lines:	22	Occupation:	Food Service Manage...
Now delinquent:	0	Revolving credit balance:	$14,483	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	38%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	voyage8	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fusion Asian Restaurant
Purpose of loan:
This loan will be used for my family's four yrs old small restaurant. To replace dining chairs, tables, install TV, molecular gastronomy equipments, color changing lights, tap beer, hire more staff and will be used as a working capital.

My financial situation: Truth is Yes my restaurant is doing just enough to survive But just enough to survive. I need out-source funding in order to upgrade decor, and menu to provide my customers better environment without the price of Beverly Hills. I really want to add that my credit score is 710 (trans union) but here it came out to be 640+. My revolving Balance is $5,355 and the inquiries should be 3 in last 6 month period. I know this because I just leased a new car to reduce my monthly payments.
I am currently trying to figure out the difference with credit reporting companies. I make sure I pay back what I owe to others who tried to help me. What I want to say is that I will not make a deal which I can not handle and this is why? set my payback % under 30% inorder to keep my payments under $1,000 as well.
Please ask me anything and I will tell you all about our restaurant as a chef and owner. Thank you.

Update: I found out that there are two accounts (NOT MINE) on Experian
??????????? One from State Farm Financial with balance $7500 and the other from Best Buy(I am Fry's customer) with 30days past due back in 2006.
??????????? I started this restaurant back in 2006 and I had no time to shop at Best buy nor anywhere ells since I work 7days from 10am to 12am.
??????????? Most of a small restaurant owners work like this and you can trust my side of the story.
??????????? I made a report to Experian and trying to fix this.

Monthly net income: $8000

Monthly expenses: $3070
??Housing: $1300
??Insurance: $150
??Car expenses: $500
??Utilities: $150
??Phone, cable, internet: $70
??Food, entertainment: $200
??Clothing, household expenses $200
??Credit cards and other loans: $300
??Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457561
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 11.30%	Starting monthly payment:	$95.68

Auction yield range:	3.99% - 8.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1977	Debt/Income ratio:	44%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	10 / 9	Length of status:	33y 5m
Credit score:	720-739 (May-2010)	Total credit lines:	25	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$26,956	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	58%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	baseballnut	Borrower's state:	Maryland	Borrower's group:	We the People
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 100% )	720-739 (Latest)
Principal borrowed:	$8,500.00	< 31 days late:	0 ( 0% )	720-739 (Jul-2008) 740-759 (Jan-2008) 760-779 (Mar-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
My loan for an auto purchase
This borrower was not required to write a description based on the listing's likelihood to fund.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457563
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$542.29

Auction yield range:	16.99% - 17.00%	Estimated loss impact:	25.94%
Lender servicing fee:	1.00%	Estimated return:	-8.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	2	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	7 / 6	Length of status:	0y 4m
Credit score:	700-719 (May-2010)	Total credit lines:	58	Occupation:	Doctor
Now delinquent:	0	Revolving credit balance:	$2,210	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	75%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	first-integrity-comforter	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Chiropractic office start-up
Purpose of loan:
We have already secured 2 private investors, and need a small additional amount to complete the funding of our chiropractic office. This loan will be used?to secure?a lease of an office, lease 2 computers, lease electronic health software, and lease an xray unit. It will also be used to purchase general office supplies, such as a printer/copier,?telephones,?etc.??Marketing materials will also be purchased?to be used in door-to-door visits prior to opening.?Pre-scheduled?patient visits will be done by the doctor during spinal screenings?the week?before opening, helping to?ensure the?office will hit the ground running. Having patients pre-scheduled will also help us to make?enough money to pay our monthly obligations and begin saving?cash for the leaner times in our first month in operation.
My financial situation:
I am a good candidate for this loan because as a father of 4 children, who completed the Doctor of Chiropractic degree, and completed the MS in Clinical Research degree, I am MORE motivated to succeed compared to those who are single. I know how to live frugally, and still supply for the needs of 4 children, while completing two grueling post-graduate programs. I have hired a practice managment company who guides me in the process of opening my office, as well as teaching how to efficiently run a chiropractic office to maximize my time, allowing me to continue marketing the practice through health classes door-to-door visits, and spinal screenings. In addition, our?chiropractic method of treating patients will not involve?any twisting, popping, or cracking. This is unique and different compared to the?4 other?chiropractic offices in our smaller town of 50K. Using this method of treating patients will help us reach?our target patient base: women 25-55 years of age, children, and those with chronic health conditions.?

Monthly net income: $ 3,750

Monthly expenses: $
??Housing: $ 1100?
??Insurance: $ 150
??Car expenses: $?100
??Utilities: $ 350
??Phone, cable, internet: $?110?
??Food, entertainment: $ 1100
??Clothing, household expenses $ 50
??Credit cards and other loans: $?400
??Other expenses: $ 350
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457569
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.25%	Starting borrower rate/APR:	27.25% / 29.59%	Starting monthly payment:	$204.80

Auction yield range:	10.99% - 26.25%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1998	Debt/Income ratio:	44%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	11 / 11	Length of status:	3y 1m
Credit score:	660-679 (May-2010)	Total credit lines:	33	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$5,292	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	80%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	sophisticated-rate5	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for debt consolidation
This borrower was not required to write a description based on the listing's likelihood to fund.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457571
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	13.99% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1999	Debt/Income ratio:	3%
Basic (1-10):	10	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	3 / 2	Length of status:	11y 7m
Credit score:	620-639 (May-2010)	Total credit lines:	19	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$1,293	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	7%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	2
Screen name:	naughsm	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	12 ( 46% )	620-639 (Latest)
Principal borrowed:	$6,001.00	< 31 days late:	7 ( 27% )	640-659 (Jul-2007) 540-559 (May-2007)
Principal balance:	$15.00	31+ days late:	7 ( 27% )
Total payments billed:	26
Description
Finally getting out of debt
Purpose of loan:
This loan will be used to? finish paying off my school bills. I would like to avoid opening any new credit cards and would prefer to pay the final balance at once.
My financial situation:
I am a good candidate for this loan because? I have been working for the same company for over ten years and now that I have finished school am in line for another promotion. I?am also in the process of?trying to bring my credit back up over 700 points and would prefer to have an installment loan that I can easily pay as?opposed to any reviolving debt.??I have used Prosper in the past and feel that it is an excellent alternative to credit cards.

Monthly net income: $ 3,500

Monthly expenses: $
??Housing: $ 1,800
??Insurance: $
??Car expenses: $ 0
??Utilities: $ 187.00
??Phone, cable, internet: $ 120,00
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 15.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457579
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1976	Debt/Income ratio:	Not calculated
Basic (1-10):	3	Inquiries last 6m:	3	Employment status:	Retired
Enhanced (1-5):	2	Current / open credit lines:	1 / 1	Length of status:	5y 0m
Credit score:	700-719 (May-2010)	Total credit lines:	8	Stated income:	$25,000-$49,999
Now delinquent:	0	Revolving credit balance:	$0
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	6
Screen name:	bear79	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Moving
Purpose of loan:
This loan will be used to move back to Illinois.

My financial situation:
I am a good candidate for this loan because as a retired loan officer you can count on me to repay on time. I'm never late.

Monthly net income: $ 3500

Monthly expenses: $
??Housing: $ 0.00 live with daughter
??Insurance: $ 0.00?
??Car expenses: $ 0.00
??Utilities: $ 0.00
??Phone, cable, internet: $ 0.00
??Food, entertainment: $ 150
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 0.00
??Other expenses: $ 0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457583
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.90%	Starting borrower rate/APR:	19.90% / 22.14%	Starting monthly payment:	$74.23

Auction yield range:	7.99% - 18.90%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	11.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1997	Debt/Income ratio:	14%
Basic (1-10):	10	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 5	Length of status:	2y 9m
Credit score:	640-659 (May-2010)	Total credit lines:	14	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$14,426	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	68%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	4
Screen name:	virtuous-integrity1	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan
This borrower was not required to write a description based on the listing's likelihood to fund.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457591
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	19.07%	Starting borrower rate/APR:	20.07% / 23.86%	Starting monthly payment:	$37.20

Auction yield range:	7.99% - 19.07%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	12.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1988	Debt/Income ratio:	21%
Basic (1-10):	9	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	9 / 8	Length of status:	7y 4m
Credit score:	660-679 (May-2010)	Total credit lines:	29	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$125,016	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	89%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	tipo56	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	660-679 (Latest)
Principal borrowed:	$1,200.00	< 31 days late:	0 ( 0% )	680-699 (Jan-2010) 660-679 (Jul-2008)
Principal balance:	$546.57	31+ days late:	0 ( 0% )
Total payments billed:	21
Description
buy an air purification
Purpose of loan:
This loan will be used to?
Purchase an air purification syatem for home.
My financial situation:
I am a good candidate for this loan because?
I am always on time? and will not miss a payment since beiung a member with Prosper.
I
Monthly net income: $ 3545.00

Monthly expenses: $
??Housing: $ 875.00
??Insurance: $?135
??Car expenses: $200
??Utilities: $ 75
??Phone, cable, internet: $?150.
??Food, entertainment: $200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 350
??Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457593
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	33.29%	Starting borrower rate/APR:	34.29% / 37.01%	Starting monthly payment:	$67.25

Auction yield range:	13.99% - 33.29%	Estimated loss impact:	15.54%
Lender servicing fee:	1.00%	Estimated return:	17.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2004	Debt/Income ratio:	Not calculated
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Part-time employee
Enhanced (1-5):	4	Current / open credit lines:	9 / 7	Length of status:	0y 4m
Credit score:	660-679 (Apr-2010)	Total credit lines:	14	Occupation:	Clerical
Now delinquent:	0	Revolving credit balance:	$1,569	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	78%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	point-paladin	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Student Loan
I am taking out a student loan for the purpose of finish my undergraduate degree in the summer of 2010. I am a responsible lender due to my credit score and history and hope this loan enables to me pay for the final course of my degree.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457595
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2003	Debt/Income ratio:	20%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	8 / 7	Length of status:	2y 1m
Credit score:	620-639 (May-2010)	Total credit lines:	19	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$1,092	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	63%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	2
Screen name:	Diva-quest	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 90% )	620-639 (Latest)
Principal borrowed:	$1,200.00	< 31 days late:	2 ( 10% )	620-639 (Sep-2008)
Principal balance:	$583.65	31+ days late:	0 ( 0% )
Total payments billed:	20
Description
IMMEDIATE AUTO REPAIRS
I will utilize the loan for immediate auto repairs that is mechanical on a 2001 VW. I had the car for 9 years and it's paid off. It has 65,000 miles on it. I had this car since I was 18 years old, this is my first car and I would like to hold on to it for 5 more years at least. I'm not prepared to get a new car or a car note because I'm currently in graduate school and working full-time to cut down my student loans and other debt, so I can focus on my career endeavors. I plan on paying the loan off by the end of this year. I also have a current Prosper loan that I am paying on time and in full this year to build my credit. I am qualified for a promotion and bonus in July at my current employment which will assist me in paying off this loan. I hope the Prosper lenders have faith in me as a borrower. God Bless.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457597
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.30%	Starting borrower rate/APR:	8.30% / 8.64%	Starting monthly payment:	$110.16

Auction yield range:	2.99% - 7.30%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2000	Debt/Income ratio:	6%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 7	Length of status:	2y 4m
Credit score:	800-819 (May-2010)	Total credit lines:	10	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$2,012	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	6%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	penny-palm	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for home improvement
This loan is for a roof repair assessment our HOA is making.? Thank you so much!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457601
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	21.69%	Starting borrower rate/APR:	22.69% / 24.96%	Starting monthly payment:	$115.65

Auction yield range:	7.99% - 21.69%	Estimated loss impact:	8.51%
Lender servicing fee:	1.00%	Estimated return:	13.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-2006	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	4 / 4	Length of status:	6y 7m
Credit score:	700-719 (May-2010)	Total credit lines:	5	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$2,756	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	37%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	Sirijun	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	7 ( 100% )	700-719 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	700-719 (Mar-2010) 700-719 (May-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	7
Description
Paying off my credits
Purpose of loan:
?This loan will be used to help paying off my credit cards. And sent it back to help my parents. because my dad still needed physical therapy every week after he had operate last 2 years.
My financial situation:
I am a good candidate for this loan because I have an established eBay business selling jewelry and semi-precious stones, and I pay my bills on time.

Monthly net income: $ 1000

Monthly expenses: $
I have no monthly expenses because all expenses are paid by my husband.undefined undefinedundefined
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457603
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	10.99%	Starting borrower rate/APR:	11.99% / 14.12%	Starting monthly payment:	$199.26

Auction yield range:	10.99% - 10.99%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.76%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1999	Debt/Income ratio:	9%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 10	Length of status:	8y 1m
Credit score:	720-739 (May-2010)	Total credit lines:	20	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$2,914	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	55%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	4
Screen name:	transaction-mussel	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for debt consolidation
This borrower was not required to write a description based on the listing's likelihood to fund.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457607
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.75%	Starting borrower rate/APR:	8.75% / 9.09%	Starting monthly payment:	$79.21

Auction yield range:	2.99% - 7.75%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1998	Debt/Income ratio:	30%
Basic (1-10):	8	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	12 / 12	Length of status:	5y 2m
Credit score:	820-839 (Apr-2010)	Total credit lines:	22	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$3,421	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	6%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	responsibility-trader	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
new deck for the house
Purpose of loan:
This loan will be used to?
build on to our deck

My financial situation:
I am a good candidate for this loan because?

great credit history. Stable career
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457609
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,300.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	19.07%	Starting borrower rate/APR:	20.07% / 22.96%	Starting monthly payment:	$48.36

Auction yield range:	7.99% - 19.07%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	12.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1995	Debt/Income ratio:	22%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	4 / 4	Length of status:	14y 0m
Credit score:	640-659 (Apr-2010)	Total credit lines:	17	Occupation:	Clerical
Now delinquent:	0	Revolving credit balance:	$3,632	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	81%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	15
Screen name:	Crunchberry	Borrower's state:	SouthDakota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
WANT TO BE CREDIT CARD DEBT-FREE!!
Purpose of loan:
This loan will be used to? pay off the debt I acquired throught my wedding, denist and doctor bill. I am really praying I can pay this off quickly.

My financial situation:
I am a good candidate for this loan because?I am capable of keeping up the payments. I just wanted a lower interest and a smaller payment to pay this off. Thank you

Monthly net income: $ 1500

Monthly expenses: $
??Housing: $
??Insurance: $?350
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $ 150
??Food, entertainment: $?400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457611
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.44%	Starting borrower rate/APR:	9.44% / 9.78%	Starting monthly payment:	$464.07

Auction yield range:	2.99% - 8.44%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	3 / 3	Length of status:	6y 10m
Credit score:	800-819 (May-2010)	Total credit lines:	16	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$55,807	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	64%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	a-unabashed-coin	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Dog Boarding Facility Expansion
Purpose of loan:
This loan will be used to expand our dog boarding and doggie daycare facility to house more dogs.? We are a fully licensed and insured facility.? We've outgrown our current facility and need more space immediately.? We are not a caged facility, which is very important and appealing to dog owners. The current structure needs to be remodeled and expanded to house more animals.

My financial situation:
I am a good candidate for this loan because this business has extremely low overhead and current sales is in the 6k/month range.? We're in a unique position in our area.? We cater to medium to higher end customers who always pay for good service.? The non-caged pet boarding business is in high demand, and our business has grown tremendously.? It has grown 30-40% each year.? We have several sources of income from this business that includes Dog Boarding, Doggie Daycare, Pet Sitting and Dog Walking.? My husband also has excellent credit and works full time as a Database\Lead Strategic Analyst and has been employed at his firm for 10 years.? Check us out at www.petsittingadventures.com
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457613
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	21.69%	Starting borrower rate/APR:	22.69% / 26.54%	Starting monthly payment:	$38.55

Auction yield range:	7.99% - 21.69%	Estimated loss impact:	8.51%
Lender servicing fee:	1.00%	Estimated return:	13.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1996	Debt/Income ratio:	Not calculated
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Not employed
Enhanced (1-5):	5	Current / open credit lines:	7 / 5	Length of status:	0y 4m
Credit score:	700-719 (Apr-2010)	Total credit lines:	24	Stated income:	Not employed
Now delinquent:	0	Revolving credit balance:	$3,420
Amount delinquent:	$0	Bankcard utilization:	95%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	happy-note6	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for college
Purpose of loan:
This loan will be used to pay for the completion of my B.S. in Organizational Leadership for Not-for-Profits and B.A. in English. My financial aid will not cover all of my tuition expenses for me to continue my coursework for the summer session. I do not want to have to abandon my education as it has already taken me 15 years to complete.
I am a good candidate for this loan because I know the value of having a degree. After my son was born 10 years ago, I took a leave of absence form college to raise him and began working as a newspaper editor. The pay was low and our family was struggling. I wanted to return to school many times over the past 10 years but my job responsibilities would not allow me to do so. After careful consideration and with the support of my family, I made the decision to leave my position and concentrate on finishing my degree. When I graduate in December, I will be the first person in my family to have gone to and graduated from college. I will also prove to others that having a disability does not stop you from making your dreams come true. It my hope to be able to enable others to achieve their goals in the future. I have received some responses from past loan requests and I am grateful to those who have offered to help but unfortunately I have yet to receive the amount I need to make my loan request successful. It is my hope that I will be able to join the Prosper community as a lender once I receive my degree and rejoin the workforce. My ultimate goal is to help others in need.

Monthly net income: $ $1,300.00

Monthly expenses: $
??Housing: $0
??Insurance: $0
??Car expenses:
??Utilities:
??Phone, cable, internet:
??Food, entertainment: $100
??Clothing, household expenses $0
??Credit cards and other loans: $600
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457623
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$542.83

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1997	Debt/Income ratio:	14%
Basic (1-10):	1	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	5 / 3	Length of status:	15y 8m
Credit score:	640-659 (May-2010)	Total credit lines:	13	Occupation:	Professional
Now delinquent:	1	Revolving credit balance:	$510	Stated income:	$75,000-$99,999
Amount delinquent:	$67	Bankcard utilization:	33%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	ladyday63	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	23 ( 66% )	640-659 (Latest)
Principal borrowed:	$3,001.00	< 31 days late:	12 ( 34% )	520-539 (Jan-2007) 520-539 (Nov-2006)
Principal balance:	$0.03	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
I am a Prosper Success Story!
Purpose of loan:
This loan will be used to paint the interior?of my new home, put up?ceiling fans, & buy furniture.? I closed on April 26th and would like to make these?improvements before moving in officially.? I also will use the proceeds to?pay off my car to ensure that I have the funds for repayment.?

My financial situation:
This will be my second loan with Prosper; I have alredy paid off the first Prosper loan in January.? I am a good candidate for this loan because my?financial situation is constantly improving.??I have had to work steadfastly in order to qualify for my mortgage and I want to continue to improve with the help of this loan.

Monthly net income: $ 4463

Monthly expenses: $ 3894
??Housing: $ 1200 + $100 extra that I have already budgeted (!st payment is due on 6/01/10)
??Insurance: $ 83 (Car)
??Car expenses: $ 418 (Car Note + Gasoline, I plan to eliminate the?Car Note with this loan)
??Utilities: $ 200 (estimated,?billings to begin in June)
??Phone, cable, internet: $ 200 (estimated, billings to begin in June)
??Food, entertainment: $?600
??Clothing, household expenses $ 260
??Credit cards and other loans: $ 100
??Other expenses: $ 733 (Old Bills, Charity, & Gym)
(All costs also reflect?costs associated with my mom who lives with me!)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457627
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.02%	Starting borrower rate/APR:	12.02% / 14.15%	Starting monthly payment:	$66.45

Auction yield range:	3.99% - 11.02%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	8.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1999	Debt/Income ratio:	65%
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	22 / 20	Length of status:	4y 5m
Credit score:	700-719 (Apr-2010)	Total credit lines:	39	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$45,577	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	80%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	felicity-genius	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Post Cancer Consolidation
Purpose of loan: Pay off hospital bills from 4-years of cancer treatments
I am a happy, now-healthy, marathon running cancer survivor. This loan will be used to consolidate the debt I have accumulated from costs associated with my treatment that were above what my insurance covered. Four years of treatment have been pretty pricey, especially considering I am only four years out of college. I had to put $19,543.21 on two high interest credit cards at a rate of 28.99%

As of right now I only have a 4% increased chance of my cancer returning (that means 4% greater than the average population's chance).

Since I have been trying to get a Prosper loan my credit score has already improved! I plan to use this loan in the amount of $2000 to "prove" that I can pay a larger amount one in the future.

Much of my other revolving debt is a student loan which I used a special Citi offer to take a loan against a credit card at a rate of 3.8%.

Monthly net income: $3000
Monthly expenses: $2000

ASK any questions, please bid on me!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457635
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1992	Debt/Income ratio:	9%
Basic (1-10):	5	Inquiries last 6m:	6	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	13 / 11	Length of status:	1y 2m
Credit score:	760-779 (May-2010)	Total credit lines:	29	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$140,676	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	80%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	systematic-justice2	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Close out all leftover expenses
Purpose of loan:
This loan will be used to consolidate my remaining debt from moving. I'm finally back in a place where I can pay down all remaining debt and my previous house is closed.

My financial situation:
I am a good candidate for this loan because I have a short term need for cash, a stable job where I have received excellent reviews and a signed contract for the next 3 years of work. I pay my bills on time and had to make this move for my family. A loan of $5K will not save my life but it will not make my life easy for the next 3 months either. I don't want easy money at CC rates and will continue to save and scrimp instead. I do want to make sure that everything I owe to all creditors is paid in full however. This loan will confirm that.

Monthly net income: $
11000
Monthly expenses: $
??Housing: $1900
??Insurance: $300
??Car expenses: $1000
??Utilities: $500
??Phone, cable, internet: $250
??Food, entertainment: $1000
??Clothing, household expenses $1350
??Credit cards and other loans: $2000
??Other expenses: $500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457637
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	23.55%	Starting borrower rate/APR:	24.55% / 26.85%	Starting monthly payment:	$592.83

Auction yield range:	7.99% - 23.55%	Estimated loss impact:	7.56%
Lender servicing fee:	1.00%	Estimated return:	15.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2001	Debt/Income ratio:	13%
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 9	Length of status:	3y 0m
Credit score:	780-799 (May-2010)	Total credit lines:	32	Occupation:	Nurse (RN)
Now delinquent:	0	Revolving credit balance:	$2,445	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	21%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	finance-enlistment8	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvements
Purpose of loan:
Home improvements.? Once these are completed, we plan to sell the house?

My financial situation:
I am a good candidate for this loan because?I have a steady income.? I make payments on time and?net enough money per?month to be able to afford my current monthly expenses plus this loan.?

Monthly net income: $ 5000

Monthly expenses: $
??Housing: $ 644????
??Insurance: $ 200
??Car expenses: $ 475
??Utilities: $ 250
??Phone, cable, internet: $?300
??Food, entertainment: $ 300
??Clothing, household expenses $ 180
??Credit cards and other loans: $ 400
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457639
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2000	Debt/Income ratio:	42%
Basic (1-10):	5	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	28 / 24	Length of status:	4y 10m
Credit score:	640-659 (May-2010)	Total credit lines:	37	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$28,383	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	determined-payout5	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards and other l
Purpose of loan:
This loan will be used to? pay off credit card bills and other loans

My financial situation:
I am a good candidate for this loan because? i have a stable job at a stable company

Monthly net income: $ 4000

Monthly expenses: $
??Housing: $ 800
??Insurance: $ 150
??Car expenses: $ 1000
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457641
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	26.25%	Starting borrower rate/APR:	27.25% / 29.59%	Starting monthly payment:	$511.99

Auction yield range:	16.99% - 26.25%	Estimated loss impact:	26.52%
Lender servicing fee:	1.00%	Estimated return:	-0.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2002	Debt/Income ratio:	8%
Basic (1-10):	2	Inquiries last 6m:	11	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	4 / 4	Length of status:	6y 11m
Credit score:	640-659 (May-2010)	Total credit lines:	6	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$1,112	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	6%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	valiant-treasure7	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Profit from Truck Alone Covers Pymt
One important point: I stay on track with my credit and have it reviewed every 60 days (hence the inquiries). It was just viewed last week and showed a 715 mid score, 738 high score and a 699 low score. Prosper shows a 640-659 and I am not sure why.

Purpose of loan:
This loan will be used to? purchase a box truck for my Furniture and Mattress Store. I have been subbing out my deliveries for the past few years and my drivers earn between $500 and $800 per month. My monthly payment of $511 will be covered from the profit in deliveries alone. I also just expanded to the retail space immediately next door. We have completed the improvements (Including creating a large adjoining doorway) and now need to fill the space with inventory. We are requesting the loan for: Box Truck, Flooring, Inventory.

My financial situation:
I am a good candidate for this loan because? once again, the profit from obtaining the Box Truck alone is going to cover the cost of this loan. Also, by expanding my space (it has doubled) I am able to fill it with more inventory creating more sales and more profit.

Monthly net income: $6,800

Monthly expenses: $ 3270
??Housing: $ 1100
??Insurance: $ 450
??Car expenses: $ 200
??Utilities: $ 350
??Phone, cable, internet: $ 220
??Food, entertainment: $ 450
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 50
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457643
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$588.07

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1993	Debt/Income ratio:	82%
Basic (1-10):	1	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	11 / 10	Length of status:	17y 6m
Credit score:	700-719 (Apr-2010)	Total credit lines:	37	Occupation:	Military Enlisted
Now delinquent:	0	Revolving credit balance:	$35,239	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	vigorous-duty9	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
ivf procedures
Purpose of loan:
This loan will be used to?
This loan is to have infertility procedures I am a healthy women except I had my tubes tied.? I have had all required test and the approval from my doctor.
My financial situation:
I am a good candidate for this loan because?because I can pay $8000 back which I?will receive from the IRS because of the first time home buyers program?

Monthly net income: $ 5500.00

Monthly expenses: $
??Housing: $ 1563.00
??Insurance: $ 55.00
??Car expenses: $?80.00
??Utilities: $ 163.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 40.00
??Credit cards and other loans: $ 100.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457651
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$415.98

Auction yield range:	13.99% - 14.00%	Estimated loss impact:	14.60%
Lender servicing fee:	1.00%	Estimated return:	-0.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1992	Debt/Income ratio:	37%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	8 / 6	Length of status:	7y 2m
Credit score:	660-679 (Apr-2010)	Total credit lines:	15	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$18,749	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	84%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	honorable-contract0	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
To pay off credit cards
Purpose of loan:
This loan will be used to consolidate several high interest credit cards that I have.?Thank you for your consideration.?

My financial situation:
I am in good financial standing with my creditors.? I'm never late on a payment.

Monthly net income: $ 2040.00

Monthly expenses: $
??Housing: $ 0.00? (home is paid for)
??Insurance: $?60
??Car expenses (Gas): $ 250
??Utilities: $ 50
??Phone, cable, internet: $?50
??Food, entertainment: $?200
??Clothing, household expenses $?150
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457653
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2000	Debt/Income ratio:	36%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	7 / 6	Length of status:	0y 10m
Credit score:	640-659 (May-2010)	Total credit lines:	9	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$16,058	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	95%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	versatile-loyalty9	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off high interest debt
Purpose of loan:
This loan will be used to?pay off a personal loan with $4,600 remaining at a rate of 14.3%. It will also fully pay off two high interest rate credit cards.

My financial situation:
I am a good candidate for this loan because?Unfortunately my debt spiked after being forced to move three times in two years but I now have a steady income that will increase over the course of this loan along with high job security. Also, over the 10 years I have had an open credit line I have never missed a payment, so you can be confident that will not be an issue.? My goal is to consolidate some of my high interest debt so I can pay off everything quicker.

Monthly net income: $ 2100

Monthly expenses: $
??Housing: $ 900
??Insurance: $
??Car expenses: $
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $300
??Clothing, household expenses $
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457655
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2001	Debt/Income ratio:	39%
Basic (1-10):	5	Inquiries last 6m:	10	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	25 / 22	Length of status:	0y 11m
Credit score:	640-659 (Apr-2010)	Total credit lines:	40	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$20,643	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	68%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	studentbrian00	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical Loan
Purpose of loan:
This loan will be used for upcoming medical treatment.

My financial situation:
I am a good candidate for this loan because I have never missed any payments on anything.

Monthly net income: $ 4000

Monthly expenses: $
??Housing: $ 700
??Insurance: $ 50
??Car expenses: $ 325
??Utilities: $ 100
??Phone, cable, internet: $ 50
??Food, entertainment: $ 300
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457657
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.34%	Starting borrower rate/APR:	10.34% / 12.45%	Starting monthly payment:	$259.42

Auction yield range:	3.99% - 9.34%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.21%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1991	Debt/Income ratio:	41%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	18 / 18	Length of status:	10y 4m
Credit score:	720-739 (May-2010)	Total credit lines:	56	Occupation:	Police Officer/Corr...
Now delinquent:	0	Revolving credit balance:	$201,874	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	70%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	influential-finance6	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off debt
Purpose of loan:
This loan will be used to?
debt consolidation
My financial situation:
I am a good candidate for this loan because?
stable and good income
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457659
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1998	Debt/Income ratio:	36%
Basic (1-10):	5	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	15 / 15	Length of status:	11y 2m
Credit score:	660-679 (May-2010)	Total credit lines:	24	Occupation:	Engineer - Electric...
Now delinquent:	0	Revolving credit balance:	$108,833	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	diversification-travels	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off high interest rate cards.

My financial situation:
I am a good candidate for this loan because a make a good salary, have good job security, and have always paid my debt obligations on time.

Monthly net income: $ 6000

Monthly expenses: $
??Housing: $ 1400
??Insurance: $ 50
??Car expenses: $ 100
??Utilities: $ 70
??Phone, cable, internet: $ 80
??Food, entertainment: $?275
??Clothing, household expenses $?100
??Credit cards and other loans: $ 1000
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457663
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$305.52

Auction yield range:	16.99% - 21.00%	Estimated loss impact:	19.19%
Lender servicing fee:	1.00%	Estimated return:	1.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1984	Debt/Income ratio:	8%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	3 / 2	Length of status:	3y 9m
Credit score:	680-699 (Apr-2010)	Total credit lines:	10	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$4,784	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	95%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	10
Screen name:	delectable-asset	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Not an HR CS 695+ CC consolidation
Purpose of loan:
I am not an HR, my credit score is 695+ I have a 4 enhanced prosper rating and a very steady income. My debt to income ratio is 8% and this loan is to pay off my only credit card and a small signature.

My financial situation:
I am positive that I am a great candidate for this loan! I currently have a credit score of 695 and an enhanced prosper rating of 4. I am getting this loan to improve my credit score and lower my monthly expenses
I went through a divorce last year and my credit was bruised dropping my credit score from the upper 780's. I have since paid off both of my vehicles and have been able to modify my home mortgage lowering my house payment by more than $1000 a month. This consolidation is eliminate my credit card balance in an effort to further improve my credit score. The 10 late payments listed on my credit report are from a joint account that I shared with my ex wife that was awarded to her in the divorce.
In addition to the income that is listed I also have a room mate that contributes $1100 per month to the expenses listed below.

Thank you for your consideration.
Steve

Monthly net income: $ 4540

Monthly expenses: $ 3108
??Housing: $ 1433
??Insurance: $ 100
??Car expenses: $ 65
??Utilities: $ 140
? Phone, cable, internet: $ 70
? Food, entertainment: $ 600
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457667
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	16.00%	Starting borrower rate/APR:	17.00% / 19.20%	Starting monthly payment:	$891.32

Auction yield range:	7.99% - 16.00%	Estimated loss impact:	8.86%
Lender servicing fee:	1.00%	Estimated return:	7.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1998	Debt/Income ratio:	28%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 6	Length of status:	12y 3m
Credit score:	760-779 (May-2010)	Total credit lines:	17	Occupation:	Military Enlisted
Now delinquent:	0	Revolving credit balance:	$9,129	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	71%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	3
Screen name:	brightest-p2p-poem	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Building an outdoor kitchen
Purpose of loan:
This loan will be used to build a deck that extends off my kitchen to give an access to my backyard. My house has a 5ft drop so currently its not feasible to use my backyard. Additionally i will be building a 750 sq ft patio paver with a fire pit and outdoor grill. This will include 2 grill cabinets with a lot of counter space. To finish the project I will develop a landscape buffer around the perimeter of the patio. This project will resale at 98% of the cost even if I sale my home 10yrs from now. I have just recently purchased my home so I don't enough equity to get a home equity loan.
My financial situation is very stable and secure. I am in the US Air Force and will be remaining in the service until 2018. Currently I have only 28% debt-income ratio and expect to pay off all my debt within the next 24 months. My wife just recently landed a contract job, which resulted in our household income increasing by 50%. This will allow us to follow an accelerated debt pay-off schedule.
i am a good candidate for this loan because I am financially conscious about spending frivolously. I am using this loan merely for investment purposes which will increase the equity on my new home. I am financially savvy and understand how to build my credit and will not do anything to negatively affect my credit score.

Monthly net income: $8500

Monthly expense:

Housing: $2350
insurance: $145
Car expenses: $670
Utilities: $210
Phones, cable, internet: $220
Food, entertainment: $300
Clothing, household expenses: $120
Credit cards and other loans: $290
Other expenses: none

Thank you in advance for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457673
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.25%	Starting borrower rate/APR:	27.25% / 29.59%	Starting monthly payment:	$204.80

Auction yield range:	10.99% - 26.25%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1988	Debt/Income ratio:	20%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Part-time employee
Enhanced (1-5):	4	Current / open credit lines:	9 / 8	Length of status:	0y 3m
Credit score:	720-739 (May-2010)	Total credit lines:	12	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$6,813	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	47%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	1
Screen name:	sasha-and-johnny	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	27 ( 100% )	720-739 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	640-659 (Jan-2008)
Principal balance:	$1,131.30	31+ days late:	0 ( 0% )
Total payments billed:	27
Description
3rd try with recommended Int. Rate
Purpose of loan:
This loan will be used to?pay off my previous Prosper loan and some of my credit card debt. I also am selling one of my 3 cars and a camper. That will take care of the rest of the credit card debt and put some money in savings. Then I'm going to buy a Juki Industrial Sewing machine so I can increase productivity on my "Home Tailoring Business".
My financial situation:
I am a good candidate for this loan because?I have a new job at Nordstrom as a Tailor. I had been in fashion for 25 years as a former Costume Designer in the Television and Film Industry. I am now retired and collectiong a Pension from that job.?

The job at Nordstrom is teaching me so much about the tailoring?trade. I also am getting all kinds of side jobs, now that the word is out that I can sew. I am so busy, I have decided that it would really help me to get the proper equipment. Although I have 6 sewing machines, including a Bernina...none of them are heavy duty, (Industrial). I use a Juki at work, and love it!? I am a single Mom, and although my daughter is 16, I want to always be there for her. Hence...working at home and at Nordstrom's is a GOOD thing!

I'm not sure why Prosper gave me a "D" rating...my score is in the mid 700's, but I called the folks at?Prosper...and they really couldn't give me a reason either!!? I guess because I haven't paid off the current loan with them....our great credit scoring system...that we all have to live by...Ugh. I did apply for a couple of credit cards recently...so that had an effect too. Anyway...I'm good for it. I've got a great job...and...?

I do have assets. My house is still worth about $375,000 in todays market (down from $450,000). I only owe $121,000. It's a huge, 3000 square foot home, built and bought in 2005. I put $190,000 cash down on it. I own outright, 3 cars and a camper. One of the cars is a 2005 Jeep Grand Cherokee with all the bells and whistles...still worth about $18,000.

The great people of Prosper helped me out 2 years ago, during the transition period?after my mom passed away. I was her primary care-giver and even provided her with Hospice care in the end. (It was very hard...). I'm hoping you can all help me out again.

Thank-you in advance

Monthly net income: $ 2500 plus

Monthly expenses: $
??Housing: $ 760 (mortgage)
??Insurance: $ 150
??Car expenses: $ ?no car payments
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $200
??Clothing, household expenses $
??Credit cards and other loans: $?330
??Other expenses: $250 (property taxes)?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457687
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	1	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	1 / 1	Length of status:	8y 3m
Credit score:	720-739 (Apr-2010)	Total credit lines:	14	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$75	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	25%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	Traveler_51	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need cash until real estate sells
Purpose of loan:
This loan will be used to?
Pay real estate taxes and a couple of personal loans.

My financial situation:
I am a good candidate for this loan because?
I have a property for sale right now and will pay it back as soon as the property sells.
This property is a recently remodeled town home I inherited and own free and clear.

It is priced to sell, at $2,000 below tax value.
Here is the online listing link:
http://greensboro.helpusell.com/el/details.asp?id=23012989&agent=24809

Based on the Realtor Marketing Analysis, this home should sell within the next few weeks or less.
it's been on the market for five weeks, and we recently reduced the price.

This is a good loan opportunity for someone who wants to help out.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457691
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,999.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$633.26

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2000	Debt/Income ratio:	15%
Basic (1-10):	2	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	6 / 6	Length of status:	0y 3m
Credit score:	600-619 (May-2010)	Total credit lines:	15	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$1,010	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	84%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	13
Screen name:	ps5555	Borrower's state:	NewYork	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	55 ( 85% )	600-619 (Latest)
Principal borrowed:	$8,549.00	< 31 days late:	10 ( 15% )	540-559 (Nov-2007) 500-519 (Nov-2006) 480-499 (Aug-2006) 500-519 (Aug-2006)
Principal balance:	$1,644.74	31+ days late:	0 ( 0% )
Total payments billed:	65
Description
Perfect Prosper borrower for 3+ yrs
Purpose of loan:
Consolidate debt

My financial situation:
I have been a Prosper borrower with active loans for nearly 4 YEARS.? I have made every single payment (the only ones that were a few days late were when I forgot to transfer money from my savings to checking account accidentally, and made payment immediately upon notification).? I initially joined Prosper in order to build credit and get a headstart in my financial life..and it has worked perfectly, as you can see from my credit improvement above.? My credit was hurt when I was much younger, due to financial irresponsibility during a very difficult family emergency, and I have been fortunate enough to improve my financial health ever since.? I wish to continue this improvement by consolidating all of my debt (approximately $9,000) into one Prosper payment, and using additional funds for a?small cushion in order to cover moving expenses and other small expenses I have over the next few months related to work and family.? I want to emphasize that the majority of this loan will be used to REPLACE current debt...not add to it.? I have a very good job, where I net over $4,100 per month, and I additionally receive 2 bonuses per year, each being a minimum of 50% of my ANNUAL salary.? I receive an additional $2,000 per month in supplemental income from a previous investment. ?I have zero rent or mortgage expenses (live with a family member).? ?I am an Ivy League college graduate, with a very good head on my shoulders, and have been improving my financial health every single month?for the past 4 years.? I want to assure Prosper lenders that I am a zero risk borrower, and I am willing to offer a very high rate of interest due to my full ability to make a timely payment every month.?I realize?the amount of my loan is slightly larger than a typical hr candidate would apply for, however I want to emphasize?3 things:??

1.??My credit score is 615 (at the very peak of the range for my credit class, and has improved steadily for 4 years, with zero setbacks and perfect timely bill payment on?every one of my?credit lines)
2.? I have already been a?perfect?Prosper borrower with over $8,500 in Prosper?loans at one time, and that?good standing will not change, should this loan be funded.
3.? My income is MORE than sufficient to make monthly payments,?and I will do so without question

Monthly net income: $6,200 + bonus

Monthly expenses: $?
??Utilities: $?100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 900
??Clothing, household expenses $100
??Credit cards and other loans: $ 500 (will be replaced by this loan)

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457697
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2007	Debt/Income ratio:	64%
Basic (1-10):	1	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	10 / 10	Length of status:	3y 7m
Credit score:	620-639 (May-2010)	Total credit lines:	10	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$5,793	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	101%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	mD2be	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	26 ( 100% )	620-639 (Latest)
Principal borrowed:	$2,551.00	< 31 days late:	0 ( 0% )	680-699 (Jul-2009) 600-619 (Jan-2008)
Principal balance:	$837.46	31+ days late:	0 ( 0% )
Total payments billed:	26
Description
My 3rd try
I currently have a prosper loan that I have never been late with the payments on. This loan was used for me to able to take all of the United States Medical Licensure Examinations. Thankfully, that is over and done with, and with success! At the same time, I have stayed at my current job, and have been able to make payments on time. But now comes the hard part. I have to start applying for residency training this September, and that entails flying around the country, trying to find a hospital that will both need me, and at the same time, fulfill my career aspirations. That is where this loan comes in. The money for this loan would be used to pay off my current loan (which has about $840 left), and pay for the application to multiple hospitals, along with flight travel and hotel stays. The average applicant usually has to fly to about 10 different hospitals around the country. About my credit rating being HR, I believe this is because I had to use some of my credit cards to pay for books, classes to help me pass my exams, US Clinical Experience, and other et cetera expenses that trying to get licensed entails. My credit score has gone up since the last time I applied for a loan. I understand that seeing "HR" will turn a lot of people off, but I hope that you will see my unique situation, and see past the "HR".

My financial situation:
I am a good candidate for this loan because I continue to pay my bills on time, I have currently paid off my highest credit card bill ($6,000), I have never been delinquent, and my current Prosper loan is in good standing. Because I was able to pay off that high-limit credit card, it gives me room to make bigger payments on this potential Prosper loan, and get it payed off quicker. I also receive extra money, which is not reflected in my yearly salary, because of the truly wonderful people around me who are willing to help me achieve my dream (i.e., significant other). This extra money is helpful for paying for unexpected expenses.

Monthly expenses: $ 975
Housing: $ 125 (I rent a space with my relatives, that's why it's so cheap)
Insurance: $ 50
Car expenses: $ 0 (I drive a paid-off car)
Utilities: $ 0 (it's included in my rent -- good deal!)
Phone, cable, internet: $ 150
Food, entertainment: $ 100
Clothing, household expenses $ 100
Credit cards and other loans: $ 400
Other expenses: $ 50

Please help me finally fulfill my dream of becoming a doctor.

All of your help is GREATLY APPRECIATED! I will NOT let you down!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457699
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1999	Debt/Income ratio:	37%
Basic (1-10):	1	Inquiries last 6m:	7	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	25 / 20	Length of status:	6y 7m
Credit score:	660-679 (May-2010)	Total credit lines:	46	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$28,011	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	89%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	1
Screen name:	peso-magnate	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying of Mother's Medical Bill
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457703
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$196.16

Auction yield range:	16.99% - 23.00%	Estimated loss impact:	19.32%
Lender servicing fee:	1.00%	Estimated return:	3.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1994	Debt/Income ratio:	27%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	17 / 17	Length of status:	2y 2m
Credit score:	640-659 (May-2010)	Total credit lines:	43	Occupation:	Engineer - Mechanic...
Now delinquent:	1	Revolving credit balance:	$36,026	Stated income:	$75,000-$99,999
Amount delinquent:	$83	Bankcard utilization:	86%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	6
Screen name:	sivaram98	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	38 ( 100% )	640-659 (Latest)
Principal borrowed:	$5,500.00	< 31 days late:	0 ( 0% )	660-679 (Dec-2007) 680-699 (Nov-2006)
Principal balance:	$428.12	31+ days late:	0 ( 0% )
Total payments billed:	38
Description
Home Improvement
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 5100

Monthly expenses: $ 2700
??Housing: $ 800
??Insurance: $ 200
??Car expenses: $ 600
??Utilities: $50
??Phone, cable, internet: $?150
??Food, entertainment: $ 200
??Clothing, household expenses $ 60
??Credit cards and other loans: $ 700
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457711
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$549.84

Auction yield range:	7.99% - 18.00%	Estimated loss impact:	7.42%
Lender servicing fee:	1.00%	Estimated return:	10.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1997	Debt/Income ratio:	25%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	12 / 12	Length of status:	5y 9m
Credit score:	780-799 (May-2010)	Total credit lines:	34	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$33,538	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	74%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	VistawayLLC	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	29 ( 94% )	780-799 (Latest)
Principal borrowed:	$24,000.00	< 31 days late:	2 ( 6% )	820-839 (Dec-2007) 840-859 (Aug-2007)
Principal balance:	$3,635.29	31+ days late:	0 ( 0% )
Total payments billed:	31
Description
Rental property Roof and Bath work
Purpose of loan: This loan will be used to for work on my income property.
?The property currently needs a new roof and a bathroom renovation
..The roof being the more urgent issue, the bathroom has experienced water damage, cleaned up, however can use a touch-up to increase rents.

My financial situation: I am a good candidate for this loan because I have had two prosper loans in the past.
?Last loan was for 24,000 and has a balance left of only $3635.29.

The reason I choose to use a loan vs personal income is because the rental property is a business.
The monthly rental income is:
Garden- $500
1- $1100
2 -$1100
3 -$1250
4- $750

Expenses:Mortgage:
4250.00
Net Monthly: $450.00

Below is my personal financial situation, building excluded

Monthly net income: $? avg 24,035.00
My income varies from 15,000- 35,000 on average as I am comissioned sales. See my last 4 months earnings below:

Jan 2010 $ 19,281.00
Feb 2010? $22,499.00
March 2010 $36,120.00
April 2010 $18,241.00

Monthly expenses: $ $8700??
Housing: $? 4800.00?
?Insurance: $ 400.00
??Car expenses: $ 0?
??Utilities: $ 200.00
??Phone, cable, internet: $ 95.00
??Food, entertainment: $ 1200.00??
Clothing, household expenses $ 500.00??
Credit cards and other loans: $ 1000?
?Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457717
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.55%	Starting borrower rate/APR:	23.55% / 25.84%	Starting monthly payment:	$389.97

Auction yield range:	7.99% - 22.55%	Estimated loss impact:	8.53%
Lender servicing fee:	1.00%	Estimated return:	14.02%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1992	Debt/Income ratio:	14%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 9	Length of status:	3y 9m
Credit score:	700-719 (May-2010)	Total credit lines:	23	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$21,524	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	66%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	realtallguy	Borrower's state:	Kentucky	Borrower's group:	Computer & IT Professionals
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for debt consolidation
This borrower was not required to write a description based on the listing's likelihood to fund.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457721
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	33.29%	Starting borrower rate/APR:	34.29% / 38.42%	Starting monthly payment:	$44.84

Auction yield range:	13.99% - 33.29%	Estimated loss impact:	15.54%
Lender servicing fee:	1.00%	Estimated return:	17.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1999	Debt/Income ratio:	Not calculated
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	1 / 1	Length of status:	9y 3m
Credit score:	680-699 (May-2010)	Total credit lines:	3	Occupation:	Food Service Manage...
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	31
Screen name:	hope-defender9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off bills
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457723
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	5.00%	Starting borrower rate/APR:	6.00% / 8.06%	Starting monthly payment:	$152.11

Auction yield range:	3.99% - 5.00%	Estimated loss impact:	2.10%
Lender servicing fee:	1.00%	Estimated return:	2.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2000	Debt/Income ratio:	Not calculated
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 8	Length of status:	4y 4m
Credit score:	760-779 (May-2010)	Total credit lines:	13	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$4,414	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	11%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	dork81	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Prosper Investor Bridging a Gap
Purpose of loan:
This loan will be used to pay off final expenses connected to a rental property I have refurbished over the past year.? This property serves as my home while a second unit will begin providing $850 a month in additional income beginning June 1, 2010.?? I would much rather borrow the money through the prosper community (of which I have been an investor) than through "to big to fail banks" and credit card companies.? My current revolving balances reflect the last few months of repairs I have done.? I typically use credit card teaser rates and pay them off before they reset.?Those deals are hard to come by and I would just assume do business with prosper investors than banks that got taxpayer money.

My financial situation:
I am a good candidate for this loan because I have a steady job in a great industry that has remained healthy through the downturn (agriculture equipment sales).??Legendary investor Jim Rogers agrees.

I will also soon have additonal income from my tenant.? My payment history is stellar.? This is a sure fire safe bet for your prosper portfolio.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457733
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1996	Debt/Income ratio:	Not calculated
Basic (1-10):	4	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	8 / 6	Length of status:	10y 3m
Credit score:	720-739 (May-2010)	Total credit lines:	19	Occupation:	Nurse (LPN)
Now delinquent:	0	Revolving credit balance:	$1,198	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	23%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	extraordinary-payment7	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Dream Vacation
Purpose of loan:
To fund my dream vacation to Paris, France. I am now almost 60 years old and I still have never set foot in Europe. I would like to experience it before I get too old to enjoy it.

My financial situation:
I am a good candidate for this loan because I am mature, responsible, have a good history of paying my bills on time, never defaulted, I communicate well with my creditors, you will be fulfilling an old lady's dream.
Monthly net income: $ $4,500

Monthly expenses: $ $3,800
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457739
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,850.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	22.00%	Starting borrower rate/APR:	23.00% / 25.28%	Starting monthly payment:	$497.42

Auction yield range:	7.99% - 22.00%	Estimated loss impact:	6.72%
Lender servicing fee:	1.00%	Estimated return:	15.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1987	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	12 / 11	Length of status:	0y 11m
Credit score:	860-879 (May-2010)	Total credit lines:	34	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$1,914	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	2%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	M_Squared-CEO	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Kitchen Remodel loan... 840FICO
Purpose of loan:
This loan will be used to?

Hi, I am seeking to raise $12,850 to renovate my kitchen... and at the same time establish a prosper.com lending history. I anticipate paying back this loan in full within 6 months. Thank you for your support

My financial situation:
I am a good candidate for this loan because?

I have never been late in paying any of my debts, and our current household income can easily accommodate monthly payments on this loan.
Monthly household net income: $ 11,500

Monthly expenses: $
??Housing: $1500
??Insurance: $120
??Car expenses: $0 (all 3 cars are paid in full)
??Utilities: $150
??Phone, cable, internet: $100
??Food, entertainment: $200
??Clothing, household expenses $200
??Credit cards and other loans: $ 1564 (total revolving credit balance)
??Other expenses: $$400 (kid's tuition)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457747
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	5.50%	Starting borrower rate/APR:	6.50% / 8.56%	Starting monthly payment:	$199.22

Auction yield range:	3.99% - 5.50%	Estimated loss impact:	2.10%
Lender servicing fee:	1.00%	Estimated return:	3.40%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1998	Debt/Income ratio:	40%
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	18 / 17	Length of status:	0y 8m
Credit score:	780-799 (Apr-2010)	Total credit lines:	66	Occupation:	Professional
Now delinquent:	1	Revolving credit balance:	$1,276	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	8%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	invincible-p2ploan5	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for home improvement
Purpose of loan:
This loan will be used to purchase a new home, my dream home!

My financial situation:
I am a good candidate for this loan because I have excellent credit. Extremely dependable and pay everything on time with paying extra on most cases. Will not let you down :)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457771
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,600.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$208.12

Auction yield range:	16.99% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-2004	Debt/Income ratio:	Not calculated
Basic (1-10):	2	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	1 / 1	Length of status:	0y 1m
Credit score:	640-659 (May-2010)	Total credit lines:	6	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$18	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	6%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	7
Screen name:	supreme-currency	Borrower's state:	California	Borrower's group:	Fix your credit, then get a loan.
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Establish Credit - Online Business
Purpose of loan:
Im currently a student and work at a company that operates an online e-commerce network of websites ranging from photography/cameras products to boating/fishing products. My job is to manage the product merchandise for one of their websites. On the side, I am a web designer and run a small online business where I manage a network of around 100+ niche websites each generating marketing revenue and commission sales adding to my monthly net income. On my off time, I am preparing for my CA real estate license and currently taking classes to further enhance my knowledge and background on web design/development. Real estate and web development have been a passion of mine for so long. The purpose of this loan is to establish credit on Prosper and for lenders and I am planning the creation of another 100+ websites that will earn additional income. I have years of experience in web design and SEO optimization and I know how to earn an income online.My financial situation:
I am a great candidate for this loan because I have a well-paying day job as a website merchandiser for a high volume traffic ecommerce website for a reputable tech company. Also, I earn additional revenue from my portfolio of websites. I can easily repay this loan with a possibly of repaying in full before 3 years. I hold much importance in my credit rating and I take my financial obligations very seriously. Many years ago, I used credit cards to help me out through some tough times while at the time was working at a mortgage company, not the best move, economy tanked... business was slow, banks were not lending which equaled massive pay cuts/commission. Since then, have been pursuing my goals and passions of real estate and web development. I am not struggling to pay my bills as I have been able to have a study income and reduced my living expenses by moving into my family owned residence 3 years ago. I have worked with my current company not too long but I just left another company where I worked for 3 years. I left for a salary increase.How I will Utilize the Loan:
Loan Fee: Approx. $168.00
First 6 months of loan payments : $1,248.72
First 6 months of Working Capital(Creation of 100+ niche websites, Marketing, Domain Acquisitions, Web Development, SEO): $4,183.28Monthly net income: Approximately $ 2,700.00Monthly expenses: $1,456.00

??Housing: $0.00 (Live rent free at family owned residence)
??Insurance: $215.00
??Car expenses: $816.00
??Utilities: $0.00
??Phone, cable, internet: $0.00
??Food, entertainment: $200.00
??Clothing, household expenses $0.00
??Credit cards and other loans: $25.00
??Other expenses: $200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457789
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.30%	Starting borrower rate/APR:	9.30% / 9.64%	Starting monthly payment:	$319.40

Auction yield range:	2.99% - 8.30%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2000	Debt/Income ratio:	19%
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	14 / 13	Length of status:	2y 11m
Credit score:	800-819 (May-2010)	Total credit lines:	21	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$3,349	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	6%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	orange-liberty-yeller	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for debt consolidation
This borrower was not required to write a description based on the listing's likelihood to fund.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448942
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1996	Debt/Income ratio:	36%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	6 / 6	Length of status:	0y 3m
Credit score:	680-699 (May-2010)	Total credit lines:	9	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$3,185	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	100%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	willvallgirl	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 100% )	680-699 (Latest)
Principal borrowed:	$2,500.00	< 31 days late:	0 ( 0% )	640-659 (Nov-2009) 640-659 (Feb-2008)
Principal balance:	$887.92	31+ days late:	0 ( 0% )
Total payments billed:	25
Description
Consolidating for a lower payment
Purpose of loan:
This loan will be used to? roll my 2 loans into one lower payment. I currently am a year into a Lending Club load that I have had forover a yearand a small Prosper loan that I have had for? 2 years with never a missed payment. I would like to consolidate these into one lower payment to pay it off faster.

My financial situation:
I am a very good candidate as I have never been late or missed a payment. I am in a fine financial situation but I would very much like to have one lower payment to get the debt out of the way and be able to contribute more to build my savings

Monthly net income: $ 1938

Monthly expenses: $ 1,100
??Housing: $ 225
??Insurance: $?150
??Car expenses: $ 225
??Utilities: $?75??Phone, cable, internet: $?60
??Food, entertainment: $ 200
??Clothing, household expenses $ 75
??Credit cards and other loans:? $309 to Lending Club and $89 to Prosper (These are the 2 that I would like to consolidate)
??Other expenses:?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 451764
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$361.52

Auction yield range:	16.99% - 17.00%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2004	Debt/Income ratio:	16%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	4 / 3	Length of status:	7y 7m
Credit score:	740-759 (Apr-2010)	Total credit lines:	12	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$550	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	virtuous-rupee5	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Startup Concession Business
Purpose of loan:
To purchase supplies to start a food vending service.? I plan to sell burgers, hot dogs, chips and soda to sell for a reasonable price at local festivals, farmer's market, and county fairs.? When there aren't any of the events going on that I listed previously I will set up in the?parking lot of Wal-mart or Lowes where contractors go to get their building supplies and are always on the run and need something quick to eat.I also have a well known health insurance company and a college that have agreed to let me sell in their location to the employees/students.I have purchased the concession cart and just need to get a few more business supplies, and the licenses/permits.

My financial situation:
I am a good candidate for this loan because I have no debt except a small mortgage.I have a credit score over 750 last time I checked.Projected Sales:Year 1 $60,000 - Year 2 - $75,000 - Year 3 - $90,000 - Year 4 - $105,000 - Year 5 - $120,000Uses of Loan:I will use the loan to purchase a used truck to pull the concession cart, buy a cash register, supplies and the rest for living expenses until the business starts making a profit which shouldn't take long.? I plan on paying back all the money ASAP because I don't like being in debt.
Thanks

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452996
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.55%	Starting borrower rate/APR:	23.55% / 25.84%	Starting monthly payment:	$389.97

Auction yield range:	7.99% - 22.55%	Estimated loss impact:	8.53%
Lender servicing fee:	1.00%	Estimated return:	14.02%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-2000	Debt/Income ratio:	37%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	11 / 10	Length of status:	3y 4m
Credit score:	700-719 (May-2010)	Total credit lines:	21	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$29,182	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	69%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	reward-drum	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit cards - APR hike
Purpose of loan:
This loan will be used to pay off credit cards that have increased their APRs due to new legislation.?

My financial situation:
I am a good candidate for this loan because I can still make the payments with the ridiculous APR (one at 17.9%, one at 22.49%), I would just rather get a lower interest rate to pay the loan off quicker.

Monthly net income: $ 2850.00

Monthly expenses: $ 2517.00
??Housing: $ 700.00
??Insurance: $ 106.00
??Car expenses: $ 266.00
??Utilities: $ 0.00 (included in housing)
? Food, entertainment: $ 200.00
? Student loans: $ 650.00
? Credit cards: $ 595.00

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 454562
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	13.99% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1998	Debt/Income ratio:	19%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	3 / 3	Length of status:	1y 10m
Credit score:	620-639 (Apr-2010)	Total credit lines:	8	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$3,878	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	77%
Public records last 12m / 10y:	0/ 2	Homeownership:	No
Delinquencies in last 7y:	7
Screen name:	rodell_64	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	4 ( 100% )	620-639 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	0 ( 0% )	580-599 (Sep-2008) 520-539 (Jun-2007) 540-559 (May-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	4
Description
Upgrade Camera for Photogr Business
I am looking to get a new camera for my photography business. To keep up with competition in photography, I must stay up to date. I am looking to purchase a D3s and a 24-70mm lens. I have trade in equipment so I only need part of the total. My goal is to go full time with the business in the next 3 years. Please feel free to ask any questions.

Thanks,

Bring Home $2700/Month
Housing: $500
Insurance: $100
Car expenses: $315
Utilities: $200
Phone, cable, internet: $125
Food: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 455240
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$384.51

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1998	Debt/Income ratio:	Not calculated
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	14 / 12	Length of status:	4y 6m
Credit score:	740-759 (Apr-2010)	Total credit lines:	40	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$3,401	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	9%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	responsive-asset7	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAY OFF DEBT
Purpose of loan:
This loan will be used to? pay off my last bit of debt????

My financial situation:
I am a good candidate for this loan because? I always pay back and on time
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456430
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$723.05

Auction yield range:	16.99% - 17.00%	Estimated loss impact:	35.44%
Lender servicing fee:	1.00%	Estimated return:	-18.44%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1993	Debt/Income ratio:	67%
Basic (1-10):	1	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	15 / 13	Length of status:	1y 6m
Credit score:	640-659 (Apr-2010)	Total credit lines:	35	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$14,472	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	62%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	camaraderi-guru	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used for paying off debts.

My financial situation:

I am asking for a loan to pay off all of my debts. I feel I am a good candidate for this loan because I am very responsible when it comes to making my monthly payments on time in trying to payoff my debts. I feel this loan will help me out big time by helping me eliminate my debts and start clean and fresh. This loan will help me gain a sense of control and get back control of my life and my debts. I feel by asking for this amount I will be able to pay off all of my debts and I will concentrate on solely paying of this loan and not having to worry about making different payments every month. I also feel this loan will be able to help me concentrate on saving for my kid?s college education. ?I feel I just got way over my head in debts by wanting things I don?t really need but felt I had to have. I was not focusing on the important things in life. I let my debts get so out of control that I am way over my head and drowning in debts. I feel this loan will play a major part in regaining my focus on life and not make the same mistakes I?ve done in the past.

Deseparate, GA

Monthly net income: $ 30,000

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $

Monthly net income: $ 30,000

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $

Monthly net income: $ 30,000

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $

Monthly net income: $ 30,000

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456764
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$361.89

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1987	Debt/Income ratio:	53%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	8 / 6	Length of status:	1y 8m
Credit score:	660-679 (May-2010)	Total credit lines:	18	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$4,864	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	42%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	4
Screen name:	tazerpup	Borrower's state:	Montana	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	57 ( 100% )	660-679 (Latest)
Principal borrowed:	$15,500.00	< 31 days late:	0 ( 0% )	660-679 (Apr-2010) 640-659 (Feb-2010) 660-679 (Jan-2008) 700-719 (Mar-2007)
Principal balance:	$2,780.21	31+ days late:	0 ( 0% )
Total payments billed:	57
Description
Pay Prosper Loan and Credit Cards
Purpose of loan:
This loan will be used to?consolidate three credit cards ($5000),?and to pay off my active Prosper loan ($2800)

My financial situation:
I am a good candidate for this loan because my husband and I have ample income (personal and business) to make the monthly payments.? I have had two previous Prosper Loans with 57 on time ACH payments with no lates. ?I have had several listing without full funding, but I can't give up for I have had 176 past investors that had faith in my ability and I have not disappointed them.? I do not understand why I am listed as a high risk investment, for I?pay all my monthly obligations.
I?have been operating a small restaurant, tavern and motel for over a year.? This business needed a lot of TLC and inventory/supplies to become a self supporting venture.? Unfortunately, I had to use my personal credit in order to obtain this goal, therefore a drop in my personal credit score.? Currently,?we have no difficulty paying the?current monthly payments total $533.00 for these obligations, however, I wish to consolidate into one payment and lower interest rates.?
Monthly net income: $4,800.00?Husband and I?

Monthly expenses: $1,543.00--This is?our total monthly expenses for which we share.?
??Housing: $ 650.00?
??Insurance: $100.00
??Car expenses: $50.00
??Utilities: $ 60.00
??Phone, cable, internet: $50.00
??Food, entertainment: $50.00--We eat at?our own establishment
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $533.00--I pay more than the minimum?
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456874
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$171.90

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2001	Debt/Income ratio:	41%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	12 / 12	Length of status:	4y 3m
Credit score:	600-619 (Apr-2010)	Total credit lines:	28	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$4,460	Stated income:	$25,000-$49,999
Amount delinquent:	$1,496	Bankcard utilization:	85%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	38
Screen name:	ghennessy	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	26 ( 100% )	600-619 (Latest)
Principal borrowed:	$1,500.00	< 31 days late:	0 ( 0% )	520-539 (Feb-2008) 520-539 (Jan-2008) 520-539 (Nov-2007) 520-539 (Oct-2007)
Principal balance:	$460.35	31+ days late:	0 ( 0% )
Total payments billed:	26
Description
Single mother going to school
Purpose of loan:
I am trying to? afford the rest of my schooling which I have about a year left. I am majoring in business and need the finances to finish schooling. I really need this loan to move forward in life. I had a few bad early years when I was 18 as far as credit was concerned?but the last?5 to?6 years I have greatly improved my financial situation and am more responsible and would really appreciate it if someone could help me out at this point in my life....thanks so much in advance for helping me out.

My financial situation:
I am an insurance agent for State Farm Insurance and have been here for?over five?years.? I pay all the bills I have on time which includes my car payment
Monthly net income: $ 2690

Monthly expenses: $
??Housing: $ 450
??Insurance: $?65
??Car expenses: $?320
??Utilities: $?25.00
??Phone, cable, internet: $ 75.00
??Food, entertainment: $ $100.00
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 75

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456992
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$332.14

Auction yield range:	10.99% - 11.00%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1974	Debt/Income ratio:	28%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	13 / 9	Length of status:	18y 10m
Credit score:	740-759 (May-2010)	Total credit lines:	31	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$27,422	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	74%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	credit-halo9	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457278
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1994	Debt/Income ratio:	30%
Basic (1-10):	1	Inquiries last 6m:	6	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	13 / 12	Length of status:	4y 10m
Credit score:	660-679 (May-2010)	Total credit lines:	27	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$1,787	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	75%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	6
Screen name:	NCarolina	Borrower's state:	SouthCarolina	Borrower's group:	Have Money - Will Bid
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	56 ( 100% )	660-679 (Latest)
Principal borrowed:	$2,350.00	< 31 days late:	0 ( 0% )	520-539 (Mar-2008) 540-559 (Aug-2007)
Principal balance:	$485.59	31+ days late:	0 ( 0% )
Total payments billed:	56
Description
Current Borrower - Excellent pay
Purpose of loan:
This loan will be used to payoff 2 credit accounts.? This should help to improve my?credit score.??

My financial situation:
I am a good candidate for this loan because I have been a Prosper borrower for 3 years with excellent pay history.? I have improved my credit over the last 3 years and purchased a home in November 2009.

Monthly net income: $ 4916

Monthly expenses: $ 2290
??Housing: $ 1000
??Insurance: $ 60
??Car expenses: $?500
??Utilities: $ 100
??Phone, cable, internet: $ 130
??Food, entertainment: $?400
??Clothing, household expenses $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457290
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1979	Debt/Income ratio:	53%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Retired
Enhanced (1-5):	2	Current / open credit lines:	15 / 12	Length of status:	21y 9m
Credit score:	640-659 (May-2010)	Total credit lines:	41	Stated income:	$25,000-$49,999
Now delinquent:	0	Revolving credit balance:	$4,658
Amount delinquent:	$0	Bankcard utilization:	78%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	knights484	Borrower's state:	Minnesota	Borrower's group:	Have Money - Will Bid
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	32 ( 94% )	640-659 (Latest)
Principal borrowed:	$7,800.00	< 31 days late:	2 ( 6% )	600-619 (Jun-2007) 600-619 (May-2007) 600-619 (Mar-2007)
Principal balance:	$592.76	31+ days late:	0 ( 0% )
Total payments billed:	34
Description
Pay Off Bills When Fell Off Roof
Purpose of loan:
This loan will be used to?
pay off debts incurred when I fell off my roof May 23, 2010 as I was trimming box elder trees.?I shattered my right leg.? I had just purchased my home on May 6th.? I spent 3 days in the hospital and had surgery to repair the damage to my tibia, fibula and both ankles.? I had a second surgery in June to put 3 plates and 8 screws in to hold everything in place.? The initial cost of the surgery was $30,000.??Because I was taken to a local hospital instead of the Veterans Administration hospital,?I still have?costs that?I am responsible for paying.
My financial situation:
I am a good candidate for this loan because? I have faithfully repaid my first loan with Prosper and I will do the same when I am approved this time.? I will have my payment electronically taken out of my bank account the same as I did with my first loan.? My balance on my first loan is $593.82 and will be paid in full July of this year.?

Monthly net income: $ 4075

Monthly expenses: $ 2986
??Housing: $ 653
??Insurance: $ 300
??Car expenses: $ 160
??Utilities: $ 55
??Phone, cable, internet: $ 130
??Food, entertainment: $ 250
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 1188
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457300
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	13.99% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1981	Debt/Income ratio:	32%
Basic (1-10):	6	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	19 / 19	Length of status:	4y 10m
Credit score:	680-699 (May-2010)	Total credit lines:	54	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$142,093	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	96%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	trade-equilibrium71	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Cash Flow and Expansion
Purpose of loan:
This loan will be used to provide some additional cash flow as we move to a new venture.? We currently rehab and resale affordable housing in the Colorado Rocky Mountain Region.? Finding affordable housing in this area as in many has become a big challenge for many either just starting out or for those that do not have the income to afford higher priced offerings.? We need to have some additional cash flow to bridge the last property we just completed and to begin a new project that will provide new housing in one of the highest growing areas in the nation.? The funds will be to hire a new team to begin marketing and development of the new project.? Utilizing system build home construction methodology we will be able to deliver new affordable homes (under $200K) within weeks instead of months for traditional site built homes.? This provides us with a quicker return on our investments and ensure funding to repay this loan.

My financial situation:
I am a good candidate for this loan because of our experience in the building and rehabilitation of affordable homes and our experience in marketing our homes.? Average days on market for completed project homes has been less than 60 days.? Also, I am an executive in a profitable software company and may annual earnings is over $200K.? Our company has been profitable each year in business and this new project will help launch us into the development of over 10 new homes in the next 6 months.

Monthly net income: $ 15340.00

Monthly expenses: $
??Housing: $ 2900
??Insurance: $ 506
??Car expenses: $ 1200
??Utilities: $ 300
??Phone, cable, internet: $ 200
??Food, entertainment: $ 600
??Clothing, household expenses $ 120
??Credit cards and other loans: $ 2568
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457374
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	1	Inquiries last 6m:	3	Employment status:	Self-employed
Enhanced (1-5):	1	Current / open credit lines:	3 / 3	Length of status:	3y 2m
Credit score:	640-659 (May-2010)	Total credit lines:	13	Occupation:	Realtor
Now delinquent:	3	Revolving credit balance:	$2,418	Stated income:	$25,000-$49,999
Amount delinquent:	$399	Bankcard utilization:	96%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	first-peace-admirer	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off another prosper account
I will be using this money to pay off my wife?s Prosper account and lower our Prosper monthly payment by $233.00 a month. With the slow housing market we are trying to cut back as much as possible. Having an extra $200+ dollars, we can put that money towards paying off another debt. With a little 2 year old anything helps. Thank you
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457384
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,100.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$95.00

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1996	Debt/Income ratio:	Not calculated
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	1 / 1	Length of status:	0y 4m
Credit score:	640-659 (Apr-2010)	Total credit lines:	41	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$69	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	23%
Public records last 12m / 10y:	1/ 4	Homeownership:	No
Delinquencies in last 7y:	17
Screen name:	MMRT0908	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medicine Expenses
Purpose of loan:This loan will be used to? provide medicine for my disabled wife and purchase COBRA health care until October when her medicare insurance becomes active. My wife worked as a nurse for many years before she came down sick. It started with occasional migraines and progressed to cluster migraines,?migraines with stroke like symptoms,?constant daily headache, fibromyalgia, depression, etc. Within 2 years my wife became totally disabled and required several medications to make her comfortable and let her somewhat function on a daily basis. We had traveled to several states and clinics in search of help and a cure for her condition. Unfortunately, after all tests the conclusion from all doctors was that the only thing they could do was manage her pain and try to improve her quality of life. As her condition worsened I had to take FMLA time off work to care for my wife,?when my FMLA was over my employer said they were doing cutbacks and my department was being downsized and my position was being eliminated. I then purchased a business for sale locally so that I could better care for my wife and be home more. Her medicine costs me almost $1500 a month and she needs her medicine, she also has appointments with her doctors regularly. I?meet my financial responsibilities but have exhausted our savings on medication, and doctors bills?since January and I don't have an extra $1500 dollars every month for medicine. All state agencies she talked said either there is no assistance available right now or she didn't qualify. I would like to thank everyone in advance for reading this and considering helping me.

My financial situation:I am a good candidate for this loan because? I am an honest hard working father and husband who just wants to take my wife's pain away and provide for my children. I own and operate a local business which is?doing good. However, I can't filter money from my business to me personally and take risks of tearing the corporate veil since I am incorporated, besides it would be dishonest. I can afford the payment for this loan without a problem and would even request the payment to come directly out of bank account. Income listed does not include my wife's disability payment each month which is direct deposited by the Federal Government.

Monthly net income: $2000
Monthly expenses: $???
Housing: $650??
Insurance: $100??
Car expenses: $0???
Utilities: $200??
Phone, cable, internet: $180??
Food, entertainment: $300??
Clothing, household expenses $0??
?Credit cards and other loans: $150??
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457386
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$86.66

Auction yield range:	7.99% - 14.00%	Estimated loss impact:	6.81%
Lender servicing fee:	1.00%	Estimated return:	7.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1977	Debt/Income ratio:	58%
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	26 / 24	Length of status:	10y 11m
Credit score:	680-699 (May-2010)	Total credit lines:	87	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$99,100	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	82%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	fund-wrangler8	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off High Interest Credit
Purpose of loan:
This loan will be used to pay off high interest, variable rate credit cards.??My rate keeps going up and I'm paying less and less principle.? I have three American Express cards that are less than $1,500. each.?? Total monthly minimum payment is 100.00.? Actual total?payments are $125.00 but?less than $40.00 goes to principal.?

My financial situation:
I am a good candidate for this loan because?I make all my payments, pay more than the minimum, and have never been late.? Several years ago, Wells Fargo foreclosed?on a home that I had sold as an assumed mortgage.? The borrower died with $18,000 due on the mortgage.? The dirt alone on the property was worth $50,000.?? Wells Fargo refused my offer to sell me the home/mortgage and foreclosed on the house.? The house sold for?over $27,000.??During that time, my credit score sank.? Each time my score went down, my rates went up.? ?

Monthly net income: $? My stated?income is at the high end of the range.? I did not include my yearly bonus nor my wife's income.? ?

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457390
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.20%	Starting borrower rate/APR:	10.20% / 12.31%	Starting monthly payment:	$323.61

Auction yield range:	3.99% - 9.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	7.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-2008	Debt/Income ratio:	8%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 6	Length of status:	9y 10m
Credit score:	700-719 (May-2010)	Total credit lines:	8	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$5,551	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	35%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	welder327	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan for my education
This borrower was not required to write a description based on the listing's likelihood to fund.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457396
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 11.30%	Starting monthly payment:	$143.52

Auction yield range:	3.99% - 8.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1995	Debt/Income ratio:	20%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	9 / 8	Length of status:	9y 3m
Credit score:	780-799 (May-2010)	Total credit lines:	27	Occupation:	Social Worker
Now delinquent:	2	Revolving credit balance:	$3,231	Stated income:	$25,000-$49,999
Amount delinquent:	$2,757	Bankcard utilization:	19%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	3
Screen name:	pure-payment2	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan
This borrower was not required to write a description based on the listing's likelihood to fund.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457398
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.39%	Starting borrower rate/APR:	28.39% / 30.74%	Starting monthly payment:	$498.89

Auction yield range:	10.99% - 27.39%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.71%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1997	Debt/Income ratio:	37%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	18 / 16	Length of status:	15y 0m
Credit score:	740-759 (May-2010)	Total credit lines:	64	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$19,759	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	63%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	delectable-peace	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
payoff some credit cards and loans
Purpose of loan:
This loan will be used to?
to payoff some debts to put into one payment
My financial situation:
I am a good candidate for this loan because? i pay on time,have a good payment history

Monthly net income: $ 2100

Monthly expenses: $
??Housing: $ 1046
??Insurance: $ 190
??Car expenses: $
??Utilities: $ 450
??Phone, cable, internet: $ 125
??Food, entertainment: $ 400
??Clothing, household expenses $ 250
??Credit cards and other loans: $ 532
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457404
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1993	Debt/Income ratio:	44%
Basic (1-10):	2	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	10 / 7	Length of status:	6y 9m
Credit score:	700-719 (May-2010)	Total credit lines:	15	Occupation:	Laborer
Now delinquent:	0	Revolving credit balance:	$9,944	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	kind-liberty-hugger	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my 7yr old med bills
Purpose of loan:
This loan will be used to?
pay off med debt increwed when my daughter suddenly fell ill and needed life support for a month! We are?blessed she is still with us! We were told she would not make it!
My financial situation:
I am a good candidate for this loan because? all of my accounts are current and in good standings and always paid on time,
Monthly net income: $ 6200 this includes money for my house that i rent due to it being to small for my family and my wifes income

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457406
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.90%	Starting borrower rate/APR:	19.90% / 22.39%	Starting monthly payment:	$55.67

Auction yield range:	7.99% - 18.90%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	11.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2003	Debt/Income ratio:	19%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	6 / 6	Length of status:	1y 1m
Credit score:	640-659 (May-2010)	Total credit lines:	9	Occupation:	Clerical
Now delinquent:	0	Revolving credit balance:	$12,084	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	velocity-dreams	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457408
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	13.99%	Starting borrower rate/APR:	14.99% / 17.16%	Starting monthly payment:	$103.98

Auction yield range:	13.99% - 13.99%	Estimated loss impact:	14.60%
Lender servicing fee:	1.00%	Estimated return:	-0.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1997	Debt/Income ratio:	13%
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 5	Length of status:	6y 10m
Credit score:	680-699 (May-2010)	Total credit lines:	31	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$1,992	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	99%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	oborseth	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	35 ( 90% )	680-699 (Latest)
Principal borrowed:	$6,600.00	< 31 days late:	4 ( 10% )	680-699 (Apr-2008) 620-639 (May-2007) 640-659 (Jul-2006)
Principal balance:	$1,333.19	31+ days late:	0 ( 0% )
Total payments billed:	39
Description
4th Prosper Loan
This will be my 4th Prosper loan. I've always been a good borrower on here and will continue to be. I'm going to use this money to pay off the current prosper loan that I have and take a vacation.

Thanks!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457414
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 11.30%	Starting monthly payment:	$207.30

Auction yield range:	3.99% - 8.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1987	Debt/Income ratio:	31%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	10 / 9	Length of status:	9y 7m
Credit score:	720-739 (May-2010)	Total credit lines:	20	Occupation:	Truck Driver
Now delinquent:	0	Revolving credit balance:	$47,777	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	60%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	abundant-loyalty6	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan
This borrower was not required to write a description based on the listing's likelihood to fund.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457416
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1994	Debt/Income ratio:	43%
Basic (1-10):	5	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	6 / 5	Length of status:	22y 11m
Credit score:	700-719 (May-2010)	Total credit lines:	21	Occupation:	Laborer
Now delinquent:	0	Revolving credit balance:	$6,807	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	56%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	sparkling-openness1	Borrower's state:	RhodeIsland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
NEW WINDOWS AND DOORS NEEDED
Purpose of loan:
This loan will be used to install new windows and doors in my home.? After the last bout of severe rain in my region, we discovered that new windows were needed.

My financial situation:
I am a good candidate for this loan because I am hardworking and always make my payments on time.

Monthly net income: $ 2250

Monthly expenses: $
??Housing: $ 639
??Insurance: $ 75
??Car expenses: $ 75
??Utilities: $ 200
??Phone, cable, internet: $ 150
??Food, entertainment: $400
??Clothing, household expenses $50
??Credit cards and other loans: $150
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457418
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$588.07

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1964	Debt/Income ratio:	36%
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	9 / 6	Length of status:	20y 2m
Credit score:	680-699 (May-2010)	Total credit lines:	26	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$34,427	Stated income:	$50,000-$74,999
Amount delinquent:	$4,651	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	15
Screen name:	inventive-camaraderi5	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan
Purpose of loan:
This loan will be used to? to pay off a 401K loan of $12,746.29...I will them take a new loan and pay off all my small cc bills, car payment and leave?a cushion in the bank for emergencies...my son has autism and sometimes I need to take time off from work to help him so I lose income
My financial situation:
I am a good candidate for this loan because? my husbands ss & pension cover my mortgage which I had a loan mod done on...I've also made arrangements with all my cc to close the accounts and have set up payment plans with all of them

Monthly net income: $ $4,500 to $5,500 (I work in a casino so I work for tips, each week is different but we've never fallen below at least $25.00/hour.? Also receive $880/monthly for my son...and like I said before, my husbands pension & ss cover the mortgage

Monthly expenses: $
??Housing: $ 2,300
??Insurance: $ 150
??Car expenses: $ 350.
??Utilities: $ 307
??Phone, cable, internet: $ 186
??Food, entertainment: $ 300
??Clothing, household expenses $
??Credit cards and other loans: $ 1500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457420
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$361.52

Auction yield range:	16.99% - 17.00%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1995	Debt/Income ratio:	25%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	13 / 13	Length of status:	3y 8m
Credit score:	680-699 (May-2010)	Total credit lines:	22	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$42,479	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	first-leverage-star	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit card debt elimination
The purpose of this loan is to eliminate credit card debt incurred during graduate school. I am a homeowner and do not have a single instance of late payment on any of my fixed or revolving debt. I hope to obtain a loan with a lower interest rate than charged by credit issuer in order to pay down the revolving debt at a quicker pace.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457424
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	23.55%	Starting borrower rate/APR:	24.55% / 26.85%	Starting monthly payment:	$790.44

Auction yield range:	7.99% - 23.55%	Estimated loss impact:	7.56%
Lender servicing fee:	1.00%	Estimated return:	15.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1976	Debt/Income ratio:	31%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 9	Length of status:	19y 9m
Credit score:	780-799 (May-2010)	Total credit lines:	34	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$4,236	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	30%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	unrelenting-cash	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan
This borrower was not required to write a description based on the listing's likelihood to fund.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457426
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.44%	Starting borrower rate/APR:	9.44% / 9.78%	Starting monthly payment:	$400.06

Auction yield range:	2.99% - 8.44%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1998	Debt/Income ratio:	22%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	26 / 21	Length of status:	4y 3m
Credit score:	800-819 (May-2010)	Total credit lines:	57	Occupation:	Police Officer/Corr...
Now delinquent:	0	Revolving credit balance:	$13,239	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	40%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	logical-silver4	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debt
Purpose of loan:
This loan will be used to buy a mortgage acceleration program and to have reserve which is needed for the program to work.

My financial situation:
I am a good candidate for this loan because i have never missed a payment on any loan, credit card, car payment or morgage. NEVER! ?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457444
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,800.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.25%	Starting borrower rate/APR:	27.25% / 29.59%	Starting monthly payment:	$237.56

Auction yield range:	10.99% - 26.25%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1970	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	7 / 6	Length of status:	3y 9m
Credit score:	720-739 (May-2010)	Total credit lines:	18	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$12,760	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	75%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	GlobaleCommerce	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Successful eCommerce Biz Expanding
Purpose of loan:
This loan will be used to expand a successful 3 year old eCommerce business?with 35% increase in sales for a total of $229,000 in 2009.??I successfully sell a niche product on eBay, Amazon, Bonanzle, iOffer, Etsy, and two of my own websites.? This loan will be?used to?optimize?our stores on each of these sites in order to increase?revenue significantly.?

My financial situation:
I am a good candidate for this loan because I have few financial obligations and?have have successfully launched retail stores on every major retail venue.? Now is the time for me to corner the market!?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457456
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,300.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 11.30%	Starting monthly payment:	$169.03

Auction yield range:	3.99% - 8.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1998	Debt/Income ratio:	60%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	20 / 19	Length of status:	0y 7m
Credit score:	760-779 (May-2010)	Total credit lines:	34	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$7,842	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	29%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	dedication-fighter	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for debt consolidation
This borrower was not required to write a description based on the listing's likelihood to fund.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457458
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$196.16

Auction yield range:	16.99% - 23.00%	Estimated loss impact:	20.32%
Lender servicing fee:	1.00%	Estimated return:	2.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1974	Debt/Income ratio:	6%
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	4 / 4	Length of status:	4y 4m
Credit score:	600-619 (May-2010)	Total credit lines:	46	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	1/ 1	Homeownership:	Yes
Delinquencies in last 7y:	44
Screen name:	PhysicsTeacher	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	6 ( 100% )	600-619 (Latest)
Principal borrowed:	$3,500.00	< 31 days late:	0 ( 0% )	640-659 (Aug-2006)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	6
Description
Replacing central AC.
Purpose of loan:
This loan will be used to?Replace our 15 year old?central AC unit.?? We are going with a heat pump of SEER 16.? Qualifies for gov tax refund.?

My financial situation:
I am a good candidate for this loan because?This is my 2nd prosper loan, first one was paid as agreed.?? We did have a recent chapter 7 baankruptcy, but that was all due to an apartment building that had endless problems.? It is out of our hair now, so rating should be improving.?

Monthly net income: $ 3000

Monthly expenses: $
??Housing: $ 800????????
??Insurance: $ 150????
??Car expenses: $ 150????
??Utilities: $ 235 (will go down to?$70 to $85 with new AC unit.
??Phone, cable, internet: $ 100????
??Food, entertainment: $ 350
??Clothing, household expenses $ 50?
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457470
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$366.56

Auction yield range:	16.99% - 18.00%	Estimated loss impact:	35.50%
Lender servicing fee:	1.00%	Estimated return:	-17.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2001	Debt/Income ratio:	36%
Basic (1-10):	1	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	8 / 7	Length of status:	1y 4m
Credit score:	640-659 (May-2010)	Total credit lines:	12	Occupation:	Clerical
Now delinquent:	0	Revolving credit balance:	$5,106	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	sabira	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	33 ( 100% )	640-659 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	640-659 (Jul-2007)
Principal balance:	$404.13	31+ days late:	0 ( 0% )
Total payments billed:	33
Description
credit cards, my son college
Purpose of loan:
In 2007-2008 my mother was diagnose with stage 4 cancer, and I had to leave my job to take care of her on a daily basis. After she passed away, I relied on my credit cards to basically survive and provide for my son and I until I found a new job. Fortunately, in the worst of economic times, I found a job, and I am working really hard to pay off everything that I owe. My son was recently accepted into USF and will be starting this fall, which means we are in need of some money for supplies and such that aren't covered by financial aid or his scholarships.
I'm extremely thankful to Prosper and to everyone who has helped me with my first loan, of which I was never late with.
I am in need of another loan. If approved, I would appreciate it very much.

My financial situation:
I am a good candidate for this loan because?as you can see I have never been late, and I try to my fullest potential to make payments even in difficult times. My monthly income is between $1900 and $2500, and I work a lot of overtime.

Once again, I sincerely thank everyone of you for all the help you have provided for my son and I.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457476
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$235.86

Auction yield range:	7.99% - 12.00%	Estimated loss impact:	7.26%
Lender servicing fee:	1.00%	Estimated return:	4.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	7 / 6	Length of status:	6y 10m
Credit score:	780-799 (Apr-2010)	Total credit lines:	14	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$127	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	1%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	coumery	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	36 ( 100% )	780-799 (Latest)
Principal borrowed:	$25,000.00	< 31 days late:	0 ( 0% )	780-799 (Apr-2007)
Principal balance:	$0.04	31+ days late:	0 ( 0% )
Total payments billed:	36
Description
Business Use
I had borrowed 25,000 dollars through Prosper three years ago, making the final payment May 1st. My record shows that there was zero late payments. I will promptly respond to any questions posted here at Prosper. I look forward to hearing from you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457478
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$144.61

Auction yield range:	5.99% - 17.00%	Estimated loss impact:	5.30%
Lender servicing fee:	1.00%	Estimated return:	11.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1982	Debt/Income ratio:	34%
Basic (1-10):	8	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	23 / 20	Length of status:	31y 9m
Credit score:	740-759 (Apr-2010)	Total credit lines:	57	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$70,849	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	86%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	deal-contributor4	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Final Med School Tuition Payment
Purpose of loan:
This loan will be used to?pay the final tuition payment for my daughter which caught me off guard and wasn't expected. She has to make up one 6 week rotation before beginning her residency.
My financial situation:
I am a good candidate for this loan because? I have a steady, reliable salary coming in, one child who as I said is graduating from Medical School, and just need to take care of some one-time only debt. I have never not paid back any loan and always pay on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457480
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.44%	Starting borrower rate/APR:	10.44% / 10.79%	Starting monthly payment:	$487.11

Auction yield range:	2.99% - 9.44%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.93%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1988	Debt/Income ratio:	35%
Basic (1-10):	7	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	9 / 9	Length of status:	20y 4m
Credit score:	820-839 (May-2010)	Total credit lines:	25	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$12,861	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	15%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	listing-kayak	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit card debt consolidation
Purpose of loan:
This loan will be used to consolidate credit card debt, in order to be debt free in a reasonable amount of time. By consolidating outstanding bills, I will be able to meet my goal faster.?

My financial situation:
I am a good candidate for this loan because I have stable employment and good credit. I have never defaulted on any loan, and have always paid my bills in a timely manner.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457482
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1995	Debt/Income ratio:	41%
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	2 / 2	Length of status:	0y 9m
Credit score:	640-659 (May-2010)	Total credit lines:	9	Occupation:	Social Worker
Now delinquent:	1	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$105	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	jubilant-pound5	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
painting and new carpet in house
Purpose of loan:
This loan will be used to make improvements at the house.? We are in need of minor improvements and my goal is to use the loan have a lower monthly payment than a credit card, which will help increase my credit score.?

My financial situation:
I am a good candidate for this loan because I have at least $600 a month left over after I pay all bills,?which will allow me to pay off the loan early and establish a good credit history with prosper.? I do not want to apply for a credit card and get stuck paying minimum payments and high interest every month. I?would rather have a personal loan and pay it off early.

Monthly net income: $ 2000

Monthly expenses: $
??Housing: $ 400
??Insurance: $ 50
??Car expenses: $ 200
??Utilities: $
??Phone, cable, internet: $ 100
??Food, entertainment: $
??Clothing, household expenses $???Credit cards and other loans: $200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457486
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	22.00%	Starting borrower rate/APR:	23.00% / 25.28%	Starting monthly payment:	$774.19

Auction yield range:	10.99% - 22.00%	Estimated loss impact:	10.53%
Lender servicing fee:	1.00%	Estimated return:	11.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1977	Debt/Income ratio:	36%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	16 / 16	Length of status:	15y 10m
Credit score:	760-779 (May-2010)	Total credit lines:	41	Occupation:	Principal
Now delinquent:	0	Revolving credit balance:	$372,460	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	new-intrepid-payment	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards
Purpose of loan:
This loan will be used to pay off my credit cards within three years.

My financial situation:
I am a good candidate for this loan because I have solid income and little chance of losing my job.? I am a middle school principal ans am looking to pay everything off so I can retire. I have 29 years in education and love it!? I also teach as an Adjunct Professor so I am doing everything I can to pay off my debt.

Monthly net income: $ 11,000+

Monthly expenses: $?10,000

??Housing: $ 3800
??Insurance: $ car- 150
??Car expenses: $?400?
??Utilities: $ 500
??Phone, cable, internet: $ 400
??Food, entertainment: $ 600
??Clothing, household expenses $ 400
??Credit cards and other loans: $ 2500
??Other expenses: $ 1250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457490
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$353.05

Auction yield range:	16.99% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1997	Debt/Income ratio:	32%
Basic (1-10):	2	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	4 / 4	Length of status:	3y 11m
Credit score:	660-679 (May-2010)	Total credit lines:	28	Occupation:	Teacher
Now delinquent:	2	Revolving credit balance:	$22,654	Stated income:	$25,000-$49,999
Amount delinquent:	$886	Bankcard utilization:	100%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	6
Screen name:	resplendent-leverage7	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating Debt
Purpose of loan:
This loan will be used to pay off outstanding credit card debt and auto loan
My financial situation:
I am a good candidate for this loan because I have stable employment, approximately $50,000 annually and am very serious about getting my finances in order?

Monthly net income: $ $3200

Monthly expenses: $
??Housing: $ 525
??Insurance: $?108
??Car expenses: $293
??Utilities: $?0
??Phone, cable, internet: $ 120
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 750
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457500
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1992	Debt/Income ratio:	35%
Basic (1-10):	4	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	8 / 7	Length of status:	21y 0m
Credit score:	660-679 (May-2010)	Total credit lines:	22	Occupation:	Military Enlisted
Now delinquent:	1	Revolving credit balance:	$13,535	Stated income:	$25,000-$49,999
Amount delinquent:	$78	Bankcard utilization:	82%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	1
Screen name:	loan-lava	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off bills
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457506
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$361.89

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1998	Debt/Income ratio:	45%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	14 / 14	Length of status:	13y 10m
Credit score:	660-679 (May-2010)	Total credit lines:	25	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$52,433	Stated income:	$25,000-$49,999
Amount delinquent:	$762	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	funds-cluster	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off cards--help ((please))
Purpose of loan:
This loan will be used to?

Consolodate bills---
My financial situation:
I am a good candidate for this loan because?
As you can see- I have a fairly good credit rating.? The deliquency on my account is due to a online payment glitch with a lender that refuses to look at my good standing prior to the ONLY missed payment.? I have a secure job and have been witht the same company 14 years.? I am responsible and trust worthy.?? I have a high debt to income ratio, and that is why I am going this route.? This happened because helping my brother-in-law two years ago.? He had heart surgery, and was unable to work, so we stepped in and helped financially.? I am going to use the money to pay off two cards, and put that money towards this loan.

Monthly net income: $

4,200.00

Monthly expenses: $
??Housing: $ 1,000
??Insurance: $ 646 --yearly
??Car expenses: $ gas--- 120
??Utilities: $ 200
??Phone, cable, internet: $ 120
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457508
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$188.38

Auction yield range:	16.99% - 20.00%	Estimated loss impact:	26.13%
Lender servicing fee:	1.00%	Estimated return:	-6.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1995	Debt/Income ratio:	29%
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	10 / 8	Length of status:	0y 4m
Credit score:	640-659 (May-2010)	Total credit lines:	15	Occupation:	Nurse's Aide
Now delinquent:	2	Revolving credit balance:	$938	Stated income:	$1-$24,999
Amount delinquent:	$278	Bankcard utilization:	61%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	hard-working-value8	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
moving into new home
Purpose of loan:
This loan will be used to?help?us move?our family into?a new home. The location is near schools for not only?our daughters?but also near the college I am transfering to for my Physical Therapy Assistant program.

My financial situation:
I am a good candidate for this loan because personally I am a C.N.A? but also licenced as a H.H.A (home health aide) this gives me the flexability to work?full time and school full time. My?fiance is a?Iraq war vet and has?just recently applyed for VA Compensation. He was rated 100% Service conected,?disabled and unemployable.?Because he?will be recive payments to include back pay?, we will?most likely pay back the loan by years end.?We just got full custody of?His Daughter and needed to move asap to have her in? the right school dist. and regestered in time. This pushed us into getting this house?faster then expected and has?put us Finacially at risk of?falling behind in all our bills.?This loan will save us and get?my?family back on there feet and moving forward.???I Thank you all so much in addvance for all and any help you provide.???

Monthly net income:House hold?$5,975.00 ?

Monthly expenses:?
??Housing: $1,339.00
??Insurance: $ rent house. 3bed 2 bath 2 car.
??Car expenses: $35.00 insurance.?97 Ford truck, payed for.?
??Utilities: $155.00?
??Phone, cable, internet: $160.00
??Food, entertainment: $400.00
??Clothing, household expenses $50.00
??Credit cards and other loans: $250.00?
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457512
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$274.92

Auction yield range:	16.99% - 18.00%	Estimated loss impact:	35.50%
Lender servicing fee:	1.00%	Estimated return:	-17.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	1	Inquiries last 6m:	4	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	7 / 7	Length of status:	4y 7m
Credit score:	640-659 (May-2010)	Total credit lines:	22	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$1,976	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	31%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	13
Screen name:	unforgettable-agreement	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
On the Up Rise!
Purpose of loan:
This loan will be used to pay off my debt while preparing my oldest daughter, Samantha for college.? Sam is 18 and will be attending UNCW beginning in August of this year.? I am a mom of 3 children and a Personal Fitness Coach.? I have done well in my business since it began and I am very thankful for that.? However,? I have recently had to come up with several large and small payments to cover expenses due that were not covered on her financial aid award.? I have also had to utilize credit in order to purchase things she needs for her dorm room, her meal plan, her studies, and her start away from home.? I am struggling, and I am asking for your help to pay off my debt in order to keep my family a float in and in our home while sending my oldest off to the college she has worked very hard to get into.? I truly appreciate any consideration and with the debt wiped out and one monthly payment to you, rather than several payments with high interest rates is what I need.? My two younger children, Monica who is 13 and Trey who 5 are counting on me, and I will not fail them or myself with this help.?

My financial situation:
I am a good candidate for this loan because I have been dedicated to and will remain dedicated to my family and my business.? My business has done very well since I started out and stayed consistant through the recession which many sadly cannot say.? I am proud of that.? I am on the up rise and will continue to strive toward that.? I am very proud that my daughter was able to get into the college she so badly wanted to with extremely hard work, and with this help I can get her set up to attend this school while still giving my family what they need.? I will successfully pay this loan back with pride and thanks for your support.

Monthly net income: $ 3300

Monthly expenses: $ 3500
??Housing: $ 900
??Insurance: $ 260
??Car expenses: $ 150
??Utilities: $ 250
??Phone, cable, internet: $ 140
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 800
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457516
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1995	Debt/Income ratio:	23%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	14 / 10	Length of status:	11y 8m
Credit score:	620-639 (May-2010)	Total credit lines:	26	Occupation:	Police Officer/Corr...
Now delinquent:	0	Revolving credit balance:	$16,972	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	knightrob	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	620-639 (Latest)
Principal borrowed:	$6,000.00	< 31 days late:	0 ( 0% )	640-659 (Jul-2008)
Principal balance:	$2,720.49	31+ days late:	0 ( 0% )
Total payments billed:	21
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457522
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$588.07

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	1	Inquiries last 6m:	5	Employment status:	Self-employed
Enhanced (1-5):	1	Current / open credit lines:	10 / 2	Length of status:	3y 0m
Credit score:	720-739 (Apr-2010)	Total credit lines:	41	Occupation:	Investor
Now delinquent:	0	Revolving credit balance:	$78,151	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	90%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	TrustDeedsInvestor	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	1 ( 100% )	720-739 (Latest)
Principal borrowed:	$25,000.00	< 31 days late:	0 ( 0% )	640-659 (Jan-2007) 660-679 (Dec-2006)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	1
Description
Buying a Condominium in CA
Hi,

I am a Trust Deeds and Real Estate investor. I live in California, and am under contract to buy a condominium for $100,000 in Benicia, California to live in. I already have access to over $100,000 in cash, but the cost to access the last $12,000 is too high (higher than the 34% your will be getting). Because I am self employed and have high credit cards payments, I do not qualify for a bank mortgage. That's where a Prosper's $13,000 loan comes in handy.

Make this loan, and you will be glad you did ! You will get a great return. With no risk. I borrowed using Prosper 3 years ago, and have paid back every cent I borrowed plus interest.

One more thing: the reason I have high credit cards balance and payment is, the maximum rate I currently pay is only 10.24%, while I routinely get 15% to 22% on my trust deeds and other discounted cash flows investments.

Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457528
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	28.99%	Starting borrower rate/APR:	29.99% / 32.37%	Starting monthly payment:	$339.57

Auction yield range:	16.99% - 28.99%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.30%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1997	Debt/Income ratio:	37%
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	6 / 6	Length of status:	3y 6m
Credit score:	680-699 (May-2010)	Total credit lines:	15	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$9,060	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	meteor137	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off credit cards

My financial situation:
I am a good candidate for this loan because my monthly expenses do not exceed my net income and I have a good credit history of paying my bills on time.

Monthly net income: $2,600

Monthly expenses: $1648
??Housing: $500/Rent
??Insurance: $78
??Car expenses: $560
??Utilities: $40
??Phone, cable, internet: $100
??Food, entertainment: $200
??Clothing, household expenses $100
??Credit cards and other loans: $70
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457530
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1984	Debt/Income ratio:	11%
Basic (1-10):	2	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	1 / 1	Length of status:	15y 6m
Credit score:	700-719 (May-2010)	Total credit lines:	6	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	reformer8	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
HARD WORKER
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457532
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2001	Debt/Income ratio:	14%
Basic (1-10):	2	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	4 / 3	Length of status:	1y 4m
Credit score:	660-679 (May-2010)	Total credit lines:	15	Occupation:	Military Enlisted
Now delinquent:	1	Revolving credit balance:	$713	Stated income:	$25,000-$49,999
Amount delinquent:	$500	Bankcard utilization:	76%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	5
Screen name:	brilliant-loot0	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Debts/Starting Over
Purpose of loan:
We were young and wreckless and totally destroyed our credit. At one point neither of us were above a 500. Over the past 5 years we have paid over $35,000 in debt all while moving, changing jobs, and enduring a shaky economy. Now, I am sitting at around 660 and my wife's credit is sitting around 675. I am in the military with steady income and providing for my family the best I have in years. This loan is going to finish paying off our debts and allow us to start over again.

My financial situation:
I am a good candidate for this loan because it is going to eliminate our monthly bills we have freeing up all of our monthly funds to pay the loan off. Extra monthly net cash is going to allow us to build a savings and pay off the debt collection accounts we cumulated years ago.? I realize that 35% seems like a desperate situation. We have done a lot of research and figures over the last couple weeks and have decided that even with the unfavorable interest rates this is the best direction for us. When you do bad things with your credit like we did you have to accept that there will be consequences as you try to rebuild. We just appreciate anyone that even reads this listing and considers helping us to reach our goals.

Monthly net income: $
$2522
Monthly expenses: $
??Housing: $ 868 includes all utilities
??Insurance: paid in full
??Car expenses: $400
??Utilities: $0
??Phone, cable, internet:$0 not a necessity
??Food, entertainment: $400
??Clothing, household expenses $100
??Credit cards and other loans: $450
??Other expenses:Varies based on arrangements made with companies to pay off debts
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457538
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$361.89

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1988	Debt/Income ratio:	26%
Basic (1-10):	4	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	16 / 14	Length of status:	10y 0m
Credit score:	660-679 (May-2010)	Total credit lines:	26	Occupation:	Computer Programmer
Now delinquent:	1	Revolving credit balance:	$14,476	Stated income:	$50,000-$74,999
Amount delinquent:	$300	Bankcard utilization:	52%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	accomplishment9	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	0 ( 0% )	660-679 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	720-739 (Mar-2010)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	0
Description
Renovating Upper Apartment
Purpose of loan:
This loan will be used to renovate an out of date apartment.? I own a duplex and rent out the upper flat which hasn't been updated since it was put in during the 1950s.? Everything is being brought up to date to make the unit more modern, effecient and appeal to more renters.

My financial situation:
I am a good candidate for this loan because I have a steady job that I have held for 10 years and have never missed a mortgage payment.? My debt to income ratio is a bit hight ironically because I haven't been able to find a renter for the upstairs unit because it is so out of date.? The revovation will give me the extra income to help make the loan payments.? This is the second listing I have done with Prosper.

Monthly net income: $

Monthly expenses: $ 2400
??Housing: $ 1405
??Insurance: $ 49
??Car expenses: $ 0
??Utilities: $ 45
??Phone, cable, internet: $ 98
??Food, entertainment: $ 100
??Clothing, household expenses $ 30
??Credit cards and other loans: $ 300
??Other expenses: $ 30
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457540
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1993	Debt/Income ratio:	13%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	3 / 3	Length of status:	16y 1m
Credit score:	660-679 (Apr-2010)	Total credit lines:	31	Occupation:	Computer Programmer
Now delinquent:	3	Revolving credit balance:	$0	Stated income:	$75,000-$99,999
Amount delinquent:	$6,235	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	18
Screen name:	hitchcock	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	660-679 (Latest)
Principal borrowed:	$1,500.00	< 31 days late:	0 ( 0% )	560-579 (Apr-2008)
Principal balance:	$711.70	31+ days late:	0 ( 0% )
Total payments billed:	23
Description
Home repairs
This loan will be used to? Pay for some unexpected home repairs.

My financial situation: I am a good candidate for this loan because? Good income and have been with my job for 15 yrs.? Credit went down a bit after my wife and I decided we would struggle to raise the children with one income instead of daycare.? We had a bit of credit card debt at the time.? Doing better now, but the credit is repairing at a snail's pace.
My income has since become better and the struggle financially was well worth it.

Monthly net income: $5,600
Monthly expenses:
Housing: $ 930
Insurance: $ 96
Car expenses: $ 170??
Utilities: $?275
Phone, cable, internet: $ 170
Food, entertainment: $ 700
Clothing, household expenses $100?
Credit cards and other loans: $ 150
Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457548
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2004	Debt/Income ratio:	10%
Basic (1-10):	3	Inquiries last 6m:	6	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	5 / 3	Length of status:	1y 2m
Credit score:	680-699 (Apr-2010)	Total credit lines:	16	Occupation:	Laborer
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	inspiring-yield9	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my vehicle loan
Purpose of loan:
This loan will be used to?
Pay off the balance on my vehicle loan.
My financial situation:
I am a good candidate for this loan because?
I have always paid my bills on time and am looking to make some positive investments.
Monthly net income: $ 2800

Monthly expenses: $
??Housing: $ 500
??Insurance: $ 50
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $ 100
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $?
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457554
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	16.00%	Starting borrower rate/APR:	17.00% / 19.20%	Starting monthly payment:	$427.83

Auction yield range:	10.99% - 16.00%	Estimated loss impact:	10.37%
Lender servicing fee:	1.00%	Estimated return:	5.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1980	Debt/Income ratio:	34%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	11 / 11	Length of status:	20y 7m
Credit score:	740-759 (May-2010)	Total credit lines:	39	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$45,136	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	88%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	knowledgeable-generosity4	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards
Purpose of loan:
This loan will be used to? Pay off High Interest Credit Cards

My financial situation:

My husband?is?the Manager of Reliability Engineering at a Medical Device Company and earns $118, 000 per year, so our combined income is actually $192,000.? Both of us can verify this amount with pay stubs - this makes our debt-to-income ratio much lower than reported.? There did not seem to be a way to combine our income?on the application.??

We have 2 sons, ages 23 and 19.? Our younger son has proven to be a very expensive child, as he?has been a serious musician since he was young.? He attended several summers of Music camp, and eventually graduated as Salutatorian of the Interlochen Arts Academy in Michigan, studying French Horn and Piano.? He was lucky enough to be accepted at Northwestern University, where he is completing his Sophomore year.? He hopes to one day be a Professional Musician/Conductor.???

In any event, we have accumulated our fair share of debt over the years.? We hope you will consider our loan request, so that we can pay off our high interest debts in a shorter period of time.

Monthly net income: $ 10,600

Monthly expenses: $?7800
??Housing: $ 2200
??Insurance: $ 200
??Car expenses: $?Car Insurance 200
??Utilities: $ 250
??Phone, cable, internet: $ 180
??Food, entertainment: $ 1000
??Clothing, household expenses $ 400
??Credit cards and other loans: $?2500
??Other expenses: $ 750
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457558
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.25%	Starting borrower rate/APR:	26.25% / 28.84%	Starting monthly payment:	$60.64

Auction yield range:	10.99% - 25.25%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-2002	Debt/Income ratio:	14%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	4 / 3	Length of status:	0y 1m
Credit score:	640-659 (May-2010)	Total credit lines:	17	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$2,656	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	2
Screen name:	bonus-relief1	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan
This borrower was not required to write a description based on the listing's likelihood to fund.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457564
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.90%	Starting borrower rate/APR:	19.90% / 22.14%	Starting monthly payment:	$74.23

Auction yield range:	7.99% - 18.90%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	11.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2001	Debt/Income ratio:	Not calculated
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	15 / 9	Length of status:	0y 3m
Credit score:	680-699 (May-2010)	Total credit lines:	30	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$10,587	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	54%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	lively-gain7	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for debt consolidation
This borrower was not required to write a description based on the listing's likelihood to fund.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457574
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.50%	Starting borrower rate/APR:	26.50% / 30.44%	Starting monthly payment:	$40.56

Auction yield range:	10.99% - 25.50%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2008	Debt/Income ratio:	Not calculated
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Part-time employee
Enhanced (1-5):	1	Current / open credit lines:	2 / 0	Length of status:	0y 0m
Credit score:	640-659 (Apr-2010)	Total credit lines:	2	Occupation:	Laborer
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	victor5	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan For New Business Strategies
Purpose of loan:
This loan will be used to fund a variety of unique business ventures and will more than likely be paid back within a year or so, and not take the full loan term.

My financial situation:
I am a good candidate for this loan because I'm currently staying with relatives and have minimal monthly expenses. In addition, very recently I started working part-time for an advertisement company based in California, but my main focus right now is in the creation of an online business to increase my income. I do have experience with high credit debit, which I paid back within a year. I had medical debt which exceeded $8,000 and which I fully paid back in 10 months. I'm also hoping this loan will assist with establishing my credit.

Monthly net income: $380

Monthly expenses: $80
??Housing: $0
??Insurance: $0
??Car expenses: $0
??Food, entertainment: $70
??Clothing, household expenses: $10
??Credit cards and other loans: $0
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457578
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 14.35%	Starting monthly payment:	$341.78

Auction yield range:	2.99% - 13.00%	Estimated loss impact:	1.52%
Lender servicing fee:	1.00%	Estimated return:	11.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1996	Debt/Income ratio:	Not calculated
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Not employed
Enhanced (1-5):	5	Current / open credit lines:	5 / 5	Length of status:	0y 9m
Credit score:	800-819 (Apr-2010)	Total credit lines:	42	Stated income:	Not employed
Now delinquent:	0	Revolving credit balance:	$20,682
Amount delinquent:	$0	Bankcard utilization:	36%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	hopeful-asset	Borrower's state:	California	Borrower's group:	Friends of Barbary Coast Consulting
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
BUYING AN ENGAGEMENT RING
Dear Sir or Madam,

Thank you so much for considering my loan request. I am very excited to embark on a new adventure into marriage, and thanks to my brother-in-law (who mentioned this site to me), I may possibly do so with less of an immediate blow to my wallet. It may help that you know a little about me first.

I am a United States Air Force combat veteran, serving honorably in the military for eight years. Upon fulfilling my military commitment, I entered law school, where I am now about to graduate (I know, insert greedy lawyer joke here). I have yet to secure employment in this economy, yet I have strong credentials from school, and will be graduating in the top third of my class. I also have excellent credit, and have never been refused any type of financing. As I have learned in the military and in my personal life, integrity is essential. Thus, I am a man of my word.

My girlfriend and I have dated throughout law school, and I know that this is the right decision. We are supported by all of our friends and family and this is my first step in this new path of life. She is an amazing woman and I truly love her with all of my heart.

I appreciate Prosper?s desire to foster community and help others in its peer to peer lending approach. I am anxious to be on the other side of the formula, where I can loan funds to ambitious young individuals who will be our future leaders in society. This domestic micro-finance concept is a great opportunity that is bound to stimulate economic growth.

If you lend me money, I promise I will pay back in a timely fashion. My service background, chosen profession, and my personal character demands nothing less (Plus my brother-in-law will break my kneecaps if I ever would default).

Thanks again for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457586
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.25%	Starting borrower rate/APR:	26.25% / 28.57%	Starting monthly payment:	$161.70

Auction yield range:	10.99% - 25.25%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1998	Debt/Income ratio:	19%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	11 / 11	Length of status:	11y 11m
Credit score:	680-699 (Apr-2010)	Total credit lines:	39	Occupation:	Police Officer/Corr...
Now delinquent:	1	Revolving credit balance:	$10,353	Stated income:	$75,000-$99,999
Amount delinquent:	$131	Bankcard utilization:	87%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	wogs98	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	30 ( 88% )	680-699 (Latest)
Principal borrowed:	$8,000.00	< 31 days late:	4 ( 12% )	680-699 (Jun-2007)
Principal balance:	$48.73	31+ days late:	0 ( 0% )
Total payments billed:	34
Description
Medical Bills
We just paid off our Prosper loan! It feels so good to have conquered the ?old? medical bills! Our three wonderful boys five, three, and one, have had 14 surgeries between them.?Last year, our baby, underwent skull reconstruction for craniosynostosis (fused sutures that prevent brain growth). He suffered a terrible post-operative infection that led to a long hospital stay (17 days) and a second emergency surgery. He has suffered from seizures and a brain bleed this year, and has had a few more short hospital stays. He underwent a surgery to put a plate in his forehead Monday, March 29, 2010. He is recovering well and continues to amaze us with his bright smile.Our son, Sean, who is three, was diagnosed with Juvenile Diabetes this past December. I think we are still in shock. He has Type 1, so he needs four shots a day of insulin. This one is a life-changer. We have dealt with a variety of medical issues, but this one has impacted us all the most.

We have made significant progress with our medical bills. The ?old? ones were paid through this wonderful peer-to-peer lending, and this enabled us to handle the ?new? ones as they have come. And come. And come. We have seen small progress with the cards, but the high interest rates make it tough. Our three biggest balances (Sears 4300, Discover 2000, Chase 1500) are ALL at 29.99 percent. It costs 300 dollars a month to maintain these debts. We always pay everything on time, but we have a lot of debt.?It is time to get out of credit card jail
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457590
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.39%	Starting borrower rate/APR:	26.39% / 28.72%	Starting monthly payment:	$101.25

Auction yield range:	10.99% - 25.39%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.76%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1996	Debt/Income ratio:	75%
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	12 / 11	Length of status:	4y 2m
Credit score:	640-659 (May-2010)	Total credit lines:	38	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$35,618	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	89%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	income-dogwood2	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying on credit cards
Purpose of loan:
This loan will be used to pay down credit cards?

My financial situation:
I am a good candidate for this loan because I pay my bills on time.

Monthly net income: $
2200.00
Monthly expenses: $ $1500.00--my?husband and i both pay bills.? our monthly income is?$5,200.00.
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457592
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$830.36

Auction yield range:	10.99% - 11.00%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2000	Debt/Income ratio:	50%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	7 / 7	Length of status:	1y 10m
Credit score:	720-739 (May-2010)	Total credit lines:	11	Occupation:	Police Officer/Corr...
Now delinquent:	0	Revolving credit balance:	$43,857	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	46%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	kevnj	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Failed business - Pay off bills
Purpose of loan:
This loan will be used to pay off existing credit card debt used in a failed business.

My financial situation:
I am a good candidate for this loan because as shown I have never been late on a payment. Although Im not sure why my score rating on here is listed as a 'D' and my Equifax rating as of 5/9 is 761 yet it shows me as 720-729 on here.

Monthly net income: $1000 week without overtime for a 40 hour week. Gross $2600-$3500 for a two week pay period with ovetime.

??Car expenses: $503 for car payment and $125 a month for insurance
??Utilities: $ none just moved back home with parents so no housing related bills/costs
??Phone, cable, internet: $100/month
??Food, entertainment: $250/month

??Credit cards and other loans: $44,000 on credit cards, and $16,000 for a car payment.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457594
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$17,300.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	22.85%	Starting borrower rate/APR:	23.85% / 26.14%	Starting monthly payment:	$677.37

Auction yield range:	7.99% - 22.85%	Estimated loss impact:	9.04%
Lender servicing fee:	1.00%	Estimated return:	13.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1990	Debt/Income ratio:	58%
Basic (1-10):	4	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	16 / 16	Length of status:	17y 2m
Credit score:	760-779 (May-2010)	Total credit lines:	44	Occupation:	Construction
Now delinquent:	0	Revolving credit balance:	$28,290	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	58%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	shodan0395	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	26 ( 100% )	760-779 (Latest)
Principal borrowed:	$22,900.00	< 31 days late:	0 ( 0% )	740-759 (Feb-2008)
Principal balance:	$7,621.45	31+ days late:	0 ( 0% )
Total payments billed:	26
Description
Debt Consolidation/home improvement
Purpose of this loan, will be primarily to reorganize and consolidate some of my outstanding debt along with some continued home improvements. Shortly after my previous loan with Prosper was funded, my wife and I purchased the home that we live in and?have done many improvements to the property already, increasing its value with alot of sweat equity. I am a project manager for a General Contractor and not only did we weather the recession, we have come out of it stronger and more focused than before. My previous work experience with ACAD opened additional doors for me as now they have me do all their design build projects which contributes to the value that I bring them. My wife also continues to work full time for the school district and also part time still at a local bank.
My financial situation:Gross salary?for me?per month is $6,733 which includes a $525 vehicle allowance?(my second vehicle is paid for)My wife earns $1,520/month. We pay the following per month;Car $354, Mortgage$1580,Utilities $300+/-. Total Debt Payments $1200, Plus original Prosper Loan $827.00 (only $7600 remaining from original $22,900). I know that I am a good candidate for this loan based upon my consistant and ontime payment history with all open accounts and proven history. Thank you for your consideration to fund this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457596
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$588.07

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1997	Debt/Income ratio:	Not calculated
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	11 / 9	Length of status:	4y 4m
Credit score:	720-739 (May-2010)	Total credit lines:	27	Occupation:	Clerical
Now delinquent:	1	Revolving credit balance:	$52,934	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	82%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	1
Screen name:	credit-gusto	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for debt consolidation
Purpose of loan:
This loan will be used to?

My financial situation:
I am a excellent candidate for this loan because all of my previous loans have been paid off in full. All of my monthly obligations are always paid on time and in full. I have been with the same company for more than 4 years which shows stability. I have lived in Manatee County for more than 12 years -again shows stability. You will see that I do have one delinquency on my credit report, however, this is being disputed. The reason for this loan is for debt-consolidation. I would like to pay off some of monthly revolving expenses to continue to build my credit.

Monthly net income: $

Monthly expenses: $
??Housing: $1200.00
??Insurance: $75.00
??Car expenses: $0.00 - no car payment (paid off loan)
??Utilities: $100.00
??Phone, cable, internet: $130.00
??Food, entertainment: $300.00
??Clothing, household expenses $200.00
??Credit cards and other loans: $5,000.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457598
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$156.93

Auction yield range:	10.99% - 23.00%	Estimated loss impact:	10.56%
Lender servicing fee:	1.00%	Estimated return:	12.44%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2000	Debt/Income ratio:	10%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	9 / 8	Length of status:	1y 9m
Credit score:	700-719 (May-2010)	Total credit lines:	22	Occupation:	Executive
Now delinquent:	5	Revolving credit balance:	$8,850	Stated income:	$100,000+
Amount delinquent:	$2,827	Bankcard utilization:	76%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	jt8491	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	29 ( 81% )	700-719 (Latest)
Principal borrowed:	$7,800.00	< 31 days late:	7 ( 19% )	600-619 (Apr-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	36
Description
New Furniture
Purpose of loan:
This loan will be used to replace existing furniture in my living room and bedroom.

My financial situation:
I am a good candidate for this loan because I have proven that I am an excellent credit risk - I utilized Prosper over the last three years in assisting me to purchase a home - which I have done.?I was diligent in paying off?the?Prosper loan in the time stipulated and on time.? ?I have a very stable income and have been working to continually increase my credit score.? Prosper actually helped me to continue to achieve that success

Monthly net income: $ 10,000

Monthly expenses: $
??Housing: $ 2400 (split with husband)
??Insurance: $ Part of mortgage
??Car expenses: $ 429 monthly (8,000 left to pay off)
??Utilities: $275
??Phone, cable, internet: $ 80
? Food, entertainment: $ 400
??Clothing, household expenses $
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457602
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$248.80

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1995	Debt/Income ratio:	24%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	8 / 4	Length of status:	18y 9m
Credit score:	660-679 (Apr-2010)	Total credit lines:	31	Occupation:	Military Enlisted
Now delinquent:	0	Revolving credit balance:	$7,072	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	20
Screen name:	compatible-coin6	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to?
This loan will be used to pay off a high APR credit cards that are left over from my divorce?and give me a peace of mind it is taken care of prior to me deploying for 2 years. I will set up a allotment to guarantee the loan payment is made each month and to ensure the loan is repayed with in 2 years. Thank you to all who bid and in helping me with this.
My financial situation:
I am a good candidate for this loan because?
I am a hard working American soldier and I am 100% trust worthy to repay what I borrow.
Monthly net income: $
4700.00
Monthly expenses: $
??Housing: $?2000
??Insurance: $ 100
??Car expenses: $ 0
??Utilities: $?150
??Phone, cable, internet: $ 75
??Food, entertainment: $?300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 300
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457604
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,300.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$131.21

Auction yield range:	7.99% - 24.00%	Estimated loss impact:	7.07%
Lender servicing fee:	1.00%	Estimated return:	16.93%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1998	Debt/Income ratio:	63%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	17 / 15	Length of status:	14y 1m
Credit score:	680-699 (Apr-2010)	Total credit lines:	43	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$79,746	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	90%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	wise-trade-instrument	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Card
Purpose of loan:
This loan will be used to Pay off credit Card and set the debt to a three year term, the credit card is getting cancelled with the payoff from this loan so the debt will not reoccur.
The Card has a balance of $3800 with a interest rate of 29.99 percent a minimum payment of $125.00.

My financial situation:
I am a good candidate for this loan because?I have never miss a payment on this card now? and with this loan my monthly expenses go down?and I am in a three year term.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457608
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	16.99%	Starting borrower rate/APR:	17.99% / 20.20%	Starting monthly payment:	$903.68

Auction yield range:	16.99% - 16.99%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1993	Debt/Income ratio:	54%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	15 / 15	Length of status:	14y 8m
Credit score:	700-719 (May-2010)	Total credit lines:	44	Occupation:	Tradesman - Mechani...
Now delinquent:	0	Revolving credit balance:	$28,763	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	64%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	taz66669	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	700-719 (Latest)
Principal borrowed:	$15,000.00	< 31 days late:	0 ( 0% )	660-679 (Dec-2009) 680-699 (May-2009) 680-699 (Jun-2008)
Principal balance:	$7,351.82	31+ days late:	0 ( 0% )
Total payments billed:	22
Description
pay off prosper old loan
Purpose of loan:?pay off my old prosper loan and pay off an hfc loan that is not moving because it was?a cash advance?

My financial situation:
I am a good candidate for this loan because i am a hard worker with a steady job.my father just passed away and had no life insurance so i emptied out my savings to pay for his funeral and want to cut down these 2 loans so my cost of living wont be jeopardized.

Monthly net income: $ 4000.00

Monthly expenses: $
??Housing: $ 980????
??Insurance: $ 150.00
??Car expenses: $?100.00
??Utilities: $ 150.00
??Phone, cable, internet: $ 80.00
??Food, entertainment: $?1000.00
??Clothing, household expenses $
??Credit cards and other loans: $ 1600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457610
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,200.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.20%	Starting borrower rate/APR:	10.20% / 12.31%	Starting monthly payment:	$427.17

Auction yield range:	3.99% - 9.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	7.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1987	Debt/Income ratio:	11%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Retired
Enhanced (1-5):	5	Current / open credit lines:	4 / 4	Length of status:	0y 4m
Credit score:	780-799 (Apr-2010)	Total credit lines:	11	Stated income:	$50,000-$74,999
Now delinquent:	0	Revolving credit balance:	$6,176
Amount delinquent:	$0	Bankcard utilization:	20%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	integrity-patriot	Borrower's state:	Alaska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards
Purpose of loan:
This loan will be used to? pay off the last of my credit card debt. Most of this debt was paying for College related expenses for both of my daughters. My oldest daughter is graduating on May 9th from Lewis and Clark College in Portland Oregon. My younger daughter just completed her first Semester of a 2 year nursing program through the University of Alaska Fairbanks. Both of my girls are working at jobs of their own and are pretty much self-sufficient. I retired from 27 years with the City of Ketchikan, Fire Dept. where I spent the last year as Assistant Fire Chief. It would be financially in my favor to secure a loan to pay off the credit cards and just have 1 payment to deal with, hopefully at a reasonably low interest rate.

My financial situation:
I am a good candidate for this loan because?I have a very good credit rating, which shows that I do not miss payments and have always paid my debts. I own a home with my ex-wife, but cannot use it for collateral due to our divorce agreement. Besides my credit cards, I have only one other debt, which is a student loan from ACS. It will be paid off soon. Thanks..
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457618
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,050.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.01%	Starting borrower rate/APR:	21.01% / 24.63%	Starting monthly payment:	$39.56

Auction yield range:	7.99% - 20.01%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1995	Debt/Income ratio:	31%
Basic (1-10):	10	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	21 / 20	Length of status:	2y 11m
Credit score:	660-679 (May-2010)	Total credit lines:	49	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$25,551	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	73%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	newest-courageous-openness	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for debt consolidation
This loan will be used to pay off a credit card with higher interest. They raised my rate at the beginning of the year before the new laws went into affect. I keep paying extra but the interest is not letting me get ahead as fast as I would like. I am a good candidate for this loan because I always make my payments on time and pay extra. I am attacking one credit card at a time, rather than a little extra on each.? ?

I have also been reading debt-proof living, a monthly newsletter that shows you how to become debt free faster and?STAY debt free. A friend of mine showed me the program and they are debt free. She has been enlisted as my advisor and referred me to this site.

I am relisting this loan because I had a large commission bonus program that allowed me to pay off 2 small credit cards. I am on the 5 year to debt free plan. My car is $325/mo and will be paid off next year. I will use that money to get on the?faster speed to credit card recovery.

To answer the commonly asked question, I have owned my home for six years, I owe about $86k, it is worth about $110-$120k in comparing to a recently sold home 4 doors down, 3 months ago. I have a large yard and it is fenced for privacy, and I have 3 bedrooms. The comp home does not have a yard to speak of and only two bedrooms for $100k. The homes in this area are just older, and it is Wisconsin, so homes are not expensive comparatively.

Thank you for considering my loan. I will be paying via ACH so you know it will be paid on time. I will also send in extra money to pay it off 6 months early.? I am being aggressive about getting out of debt as my furnace is VERY inefficient and a new one is $4500.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457620
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	12 / 11	Length of status:	1y 3m
Credit score:	760-779 (Apr-2010)	Total credit lines:	15	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$3,422	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	16%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	justice-buddy	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement
Using proceeds to do home repairs. Credit is great, never been late on a payment. Paying this loan will not be a problem.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457622
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$19,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$706.11

Auction yield range:	16.99% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	12 / 11	Length of status:	2y 8m
Credit score:	740-759 (May-2010)	Total credit lines:	23	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$24,300	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	59%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	mover39	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off the IRS and Credit Cards
Purpose of loan: The loan will be used consolidate debt and pay off an outstanding IRS debt. Currently I'm on a payment plan and have $2,000 withdrawn automatically every month. This loan will give me the flexibility I need to pay off my tax liability and reduce other revolving debt.
My financial situation: I have a great job and have recently been given a promotion. I'm now the Director of Business Operations and am completely capable of paying off the loan well before the term is up. This loan will speed up the payoff process with Uncle Sam and get me out of debt much faster. I have a clean payment history and am very conscious of my credit score.
Monthly net income: $ 6,800

Monthly expenses: $ 4,523
??Housing: $1,010
??Insurance: $220
??Car expenses: $453
??Utilities: $60
??Phone, cable, internet: $180
??Food, entertainment: $1500
??Clothing, household expenses $100
??Credit cards and other loans: $1000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457626
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2000	Debt/Income ratio:	Not calculated
Basic (1-10):	4	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	5 / 4	Length of status:	1y 1m
Credit score:	660-679 (May-2010)	Total credit lines:	18	Occupation:	Nurse's Aide
Now delinquent:	0	Revolving credit balance:	$6,222	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	64%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	1
Screen name:	thrilling-contract8	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Usage
Purpose of loan:
This loan will be used for relocation expenses, as i am relocating for a new job which will significantly increase income.

My financial situation:
I am a good candidate for this loan because I own my own home and pay bills on time.

Monthly net income: $ 3500

Monthly expenses: $
??Housing: $ 847
??Insurance: $ included
??Car expenses: $ 0
??Utilities: $ 60
??Phone, cable, internet: $50
??Food, entertainment: $?20
??Clothing, household expenses $ 50
??Credit cards and other loans: $?800
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457632
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$17,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.39%	Starting borrower rate/APR:	28.39% / 30.74%	Starting monthly payment:	$727.56

Auction yield range:	10.99% - 27.39%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.71%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1998	Debt/Income ratio:	33%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	13 / 12	Length of status:	3y 1m
Credit score:	720-739 (Apr-2010)	Total credit lines:	34	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$60,260	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	65%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	2
Screen name:	topher156	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	720-739 (Latest)
Principal borrowed:	$15,000.00	< 31 days late:	0 ( 0% )	700-719 (Jul-2008) 700-719 (May-2008) 700-719 (Apr-2008)
Principal balance:	$7,178.66	31+ days late:	0 ( 0% )
Total payments billed:	21
Description
Paying off my credit cards
This loan will be used to pay down my credit card debt faster than I ever could with interest rates are high as they are.? I could pay $600 a month towards my credit cards for years, but with this loan I can pay around the same amount and be sure that it is paid off at the end of three years.? I received a prosper loan around 20 months ago and using it to pay off my wife's credit cards has helped significantly.? Due to this I was finally able to get a small emergency fund set aside and pay more than the minimum payment on each of my cards every month.

Now I would like to take out one more loan to take the remaining credit cards averaging around 28% APR down to something more manageable.? I believe that if I use this to pay off those two cards, I can put the rest of my money towards one last card.? I will also be able to put a small amount towards fixing one of my biggest mistakes.? I purchased a timeshare right when I got married and did not realize what I was getting into.? Turns out that it's resale value is half of what I purchased it for.? Finally I'm just a small amount away from being able to sell the timeshare and recover another $300 a month to pay towards my debt.

With this loan I believe I can pay off all of my debt except my mortgage and heloc in the next 3 years.

My financial standing:

I am a good candidate for this loan because my wife and I both have stable well-paying jobs.? In fact both of us have even been promoted recently.? All of my monthly payments are paid through automatic payments and well in advance of their due dates.? Also, I have never missed a single payment on my existing prosper loan and this loan will be automatically deducted from my bank account as well.? In addition to this, I do have a small emergency fund that I have built up.

Thank you for taking the time to read my post.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457634
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.90%	Starting borrower rate/APR:	19.90% / 22.14%	Starting monthly payment:	$111.34

Auction yield range:	7.99% - 18.90%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	11.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-2002	Debt/Income ratio:	9%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	2 / 2	Length of status:	2y 2m
Credit score:	680-699 (May-2010)	Total credit lines:	5	Occupation:	Nurse's Aide
Now delinquent:	0	Revolving credit balance:	$2,820	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	28%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	sublime-yield7	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan
This borrower was not required to write a description based on the listing's likelihood to fund.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457636
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.39%	Starting borrower rate/APR:	26.39% / 28.72%	Starting monthly payment:	$101.25

Auction yield range:	10.99% - 25.39%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.76%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2004	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	7	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	5 / 5	Length of status:	1y 9m
Credit score:	660-679 (May-2010)	Total credit lines:	8	Occupation:	Realtor
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	Jamahl	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Happy Lender wanting to Reinvest
Purpose of loan:
This loan will be used to?
Reinvest into Prosper. I have been a happy lender on Prosper.com since 2008 and have been very happy with the results. I am now ready to borrow in order to expand my investment into prosper and in order to build credit with the organization in preparation for the future. Since I already have invested over $1200 into prosper and 0 zero debt, I am confident I will be able to cover the payment.
I live at home so I don't pay rent. I just checked my Experian Score and it came in at 680, however, my Equifax is 726 and TransUnion is 760. Thanks for your consideration.
My financial situation:
I am a good candidate for this loan because?

Avg Monthly net income: $ 4000 (contract work)

Monthly expenses: $
??Housing: $0
??Insurance: $0
??Car expenses: $0
??Utilities: $0
??Phone, cable, internet: $0
??Food, entertainment: $400
??Clothing, household expenses $200
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457640
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	10.99%	Starting borrower rate/APR:	11.99% / 14.12%	Starting monthly payment:	$166.05

Auction yield range:	10.99% - 10.99%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.76%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1995	Debt/Income ratio:	10%
Basic (1-10):	7	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	5 / 2	Length of status:	0y 4m
Credit score:	680-699 (May-2010)	Total credit lines:	26	Occupation:	Civil Service
Now delinquent:	0	Revolving credit balance:	$4,874	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	26%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	3
Screen name:	magical-dime7	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Freedom from Credit Card Debt!
I plan to pay of my prosper loan so that I can escape from the bondage of high interest credit card debt. I've gone through a patch of rough times in terms of job security. Now, however I have secure employment as a civil service worker. Currently, I have frozen my credit cards and am paying those of systematically. This loan would allow me clear this debt at a lower rate, thereby granting my fiancee and I to fulfill our dream of home ownership.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457644
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$169.81

Auction yield range:	16.99% - 29.00%	Estimated loss impact:	36.19%
Lender servicing fee:	1.00%	Estimated return:	-7.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1998	Debt/Income ratio:	48%
Basic (1-10):	1	Inquiries last 6m:	1	Employment status:	Retired
Enhanced (1-5):	3	Current / open credit lines:	6 / 6	Length of status:	3y 9m
Credit score:	660-679 (May-2010)	Total credit lines:	19	Stated income:	$1-$24,999
Now delinquent:	1	Revolving credit balance:	$5,545
Amount delinquent:	$223	Bankcard utilization:	100%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	Grandma44	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	34 ( 100% )	660-679 (Latest)
Principal borrowed:	$3,100.00	< 31 days late:	0 ( 0% )	660-679 (Jun-2007)
Principal balance:	$228.95	31+ days late:	0 ( 0% )
Total payments billed:	34
Description
Paying off 4 cc accounts
Purpose of loan:
This loan will be used to pay off 4 credit card accounts to free up money for new home.

My financial situation:
I am a good candidate for this loan because I have a guranteed retirement income and my husband will be paying the rent.

Monthly net income: $ 2100.00

Monthly expenses: $
??Housing: $ 0.00 (husband will?be paying)
??Insurance: $74.00
??Car expenses: $ 519.00
??Utilities: $ 250.00
??Phone, cable, internet: $ this is? included in?utilites
??Food, entertainment: $ 50.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 38.00 for Sams (will pay off with this loan)?Best Buy?$12.00 (will pay off with this loan)Prosper $115.21 will pay off with this loan) Kroger $78.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457646
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1993	Debt/Income ratio:	15%
Basic (1-10):	3	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	21 / 19	Length of status:	11y 9m
Credit score:	600-619 (Apr-2010)	Total credit lines:	34	Occupation:	Professional
Now delinquent:	5	Revolving credit balance:	$13,016	Stated income:	$50,000-$74,999
Amount delinquent:	$1,099	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	1
Screen name:	GRACIE1	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	55 ( 93% )	600-619 (Latest)
Principal borrowed:	$3,000.00	< 31 days late:	2 ( 3% )	540-559 (Feb-2008) 540-559 (Jan-2008) 480-499 (Sep-2006) 500-519 (Sep-2006)
Principal balance:	$373.22	31+ days late:	2 ( 3% )
Total payments billed:	59
Description
debt consolidation
Purpose of loan:
This loan will be used to?.To help cover some credit card?bills.I would pay this loan back as?I did it before. I definetely would not let anyone down I have already paid off a loan very gracefully and would do the same for this one. I?am capable of?doing this repayment also?I'm an? 20 year security specialist and veteran from the military as well?I strongly?believe in faith and is also?a loving father?I'm not motivated?to renege on a loan because I believe your credit?is your security life line. This loan would be a big help.I'm an honest man who is so dedicated and eager ?to repay back this loan from my verified account and is willing and able to prove it?once again to?everyone who?bidded on my loan request before so?please come back i'm also committed to becoming an lender in the near future to give someone like me and others the opportunity to get started with their?quest for a loan,?thank you all who will, and God Bless.I can use the help of a few good bidders thanks guys.

My financial situation:
I am a good candidate for this loan because? I have the necessary funds to repay back this loan and is a very good bye nature guy?and family man Monthly net income:$7,000

Monthly expenses: $?2,830
??Housing: $ 1300
??Insurance: $ 120.00
??Car expenses: $ 0
??Utilities: $ 300.00
??Phone, cable, internet: $ 260.00
??Food, entertainment: $ 350.00
??Clothing, household expenses $ 300.00
??Credit cards and other loans: $ 200.00
??Other expenses: $ 86.00 Prosper
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457654
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1997	Debt/Income ratio:	23%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 8	Length of status:	11y 4m
Credit score:	660-679 (May-2010)	Total credit lines:	22	Occupation:	Sales - Retail
Now delinquent:	1	Revolving credit balance:	$5,879	Stated income:	$75,000-$99,999
Amount delinquent:	$1,413	Bankcard utilization:	75%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	eagles88	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 87% )	660-679 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	3 ( 13% )	600-619 (Apr-2008)
Principal balance:	$1,870.41	31+ days late:	0 ( 0% )
Total payments billed:	23
Description
Short-Term Loan
Purpose of loan:
This loan will be used to?
Consolidate High interest CC and need stuff for new house - This will be short-term loan as I plan to pay off by year's end.
My financial situation:
I am a good candidate for this loan because?
I now make more Money at my job being Sales manager and have less expenses w/ a new roommate that moved in.

Monthly net income: $ 4000

Monthly expenses: $ 2050
??Housing: $ 1200
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 45
??Phone, cable, internet: $ 150
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 350
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457660
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2000	Debt/Income ratio:	16%
Basic (1-10):	2	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	6 / 4	Length of status:	4y 7m
Credit score:	640-659 (Apr-2010)	Total credit lines:	22	Occupation:	Food Service Manage...
Now delinquent:	1	Revolving credit balance:	$973	Stated income:	$50,000-$74,999
Amount delinquent:	$542	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	23
Screen name:	optimizer541	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Summer Camp
Purpose of loan:
This loan will be used to pay for my son's summer camp.

My financial situation:
I am a good candidate for this loan because I have been currently working at Nestle Waters North America since 2005.

Monthly net income: $ 4317.00

Monthly expenses: $1020
??Housing: $725
??Insurance: $125
??Car expenses: $170
??Utilities: $
??Phone, cable, internet:$?
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457670
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	24 / 22	Length of status:	10y 0m
Credit score:	660-679 (May-2010)	Total credit lines:	40	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$51,196	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	bonus-cedar2	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Putting in a 2nd bath
Purpose of loan:
This loan will be used to install a second full bath in our home.? We currently have 1-1/2 baths, but my daughter and her 2 little boys are coming to liver with us while her husband is serving a tour of duty in Iraq,? It would be so much easier to have 2 showers/baths available.

My financial situation:
I am a good candidate for this loan because I am very conscientious and pay my bills on time, and always more than minimum due.? I sincerely thank you in advance for bidding.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457682
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,200.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.25%	Starting borrower rate/APR:	26.25% / 28.57%	Starting monthly payment:	$129.36

Auction yield range:	10.99% - 25.25%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1995	Debt/Income ratio:	111%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	15 / 15	Length of status:	4y 9m
Credit score:	740-759 (Apr-2010)	Total credit lines:	29	Occupation:	Clerical
Now delinquent:	1	Revolving credit balance:	$29,131	Stated income:	$1-$24,999
Amount delinquent:	$944	Bankcard utilization:	25%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	mindful-rupee4	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Combining into one payment!
Purpose of loan:
I am wanting too take four small loans with different interest rates and due dates and combine them into one onthly payment!.

My financial situation:
I am a good candidate for this loan because I have ALWAYS paid my bills on time and will do the same with this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457688
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	20.94%	Starting borrower rate/APR:	21.94% / 24.20%	Starting monthly payment:	$457.91

Auction yield range:	7.99% - 20.94%	Estimated loss impact:	7.49%
Lender servicing fee:	1.00%	Estimated return:	13.45%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1990	Debt/Income ratio:	59%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	12 / 5	Length of status:	9y 3m
Credit score:	780-799 (May-2010)	Total credit lines:	26	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$1,617	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	14%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	growing-sales2	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Refinancing Startup Costs
Purpose of loan:
This loan will be used to refinancing credit card debt incurred during the business start up of Impulse Creations. The business has been profitable for several years but interest on credit cards is limiting growth.

My financial situation:
I am a good candidate for this loan because I pay both all business and personal debts on time with no exceptions. I have no late payments of any kind. This business debt on personal cards gives me a high debt to income ratio but the debt is actually a business expense and is paid for with business funds which are far more than sufficient since the business is consistently profitable with sales growing each year. Once business debt on personal cards is removed from the equation, the debt to income ratio is excellent and would greatly improve the Prosper rating.

I have no problem meeting current or future obligations and take those obligations seriously. Creditors and my customers come first before anything else. In addition, this loan will not incur any new debt since it will be used exclusively to pay off old debt.

Monthly net income: $ 4335.00

Monthly expenses: $ 2375.00

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457694
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,750.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$79.16

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1994	Debt/Income ratio:	51%
Basic (1-10):	4	Inquiries last 6m:	2	Employment status:	Retired
Enhanced (1-5):	2	Current / open credit lines:	32 / 31	Length of status:	15y 7m
Credit score:	620-639 (Apr-2010)	Total credit lines:	57	Stated income:	$1-$24,999
Now delinquent:	1	Revolving credit balance:	$17,364
Amount delinquent:	$130	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	the-worth-samurai	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	620-639 (Latest)
Principal borrowed:	$1,500.00	< 31 days late:	0 ( 0% )	660-679 (Aug-2008)
Principal balance:	$868.60	31+ days late:	0 ( 0% )
Total payments billed:	19
Description
daughter tuition for college
Purpose of loan:
this loan will be used to pay off current loan and rest will be used for daughter summer school for college.My husband pays pretty much of all the bills,except i pay credit card bills and anything pertaining to my twin daughter.i have a current loan with prosper and i never been late 1 time.i have been ?building my credit back up.10 years my ex had left me with my twin daughters and i had to struggle.but today i 'm back on top of things.i would like to thank yall for giving me the first loan to prove my self.thanks to all who helped me.

Monthly net income: $ 2000.00 plus 6000.00 husband

Monthly expenses: $
??Housing $941.00
??Insurance: $ $96.00
??Car expenses:$623.00

Utilities: $???Phone, cable, internet: $ 150
??Food, entertainment: $ 400
??Clothing, household expenses $ 200
??Credit cards and other loans:?600.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457700
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1996	Debt/Income ratio:	87%
Basic (1-10):	4	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	11 / 12	Length of status:	8y 7m
Credit score:	640-659 (May-2010)	Total credit lines:	39	Occupation:	Administrative Assi...
Now delinquent:	1	Revolving credit balance:	$44,953	Stated income:	$25,000-$49,999
Amount delinquent:	$1,074	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	abundant-fund	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off payday loans
Purpose of loan:
This loan will be used to? payoff payday loans, so I can start paying down my credit card debt.

My financial situation:
I am a good candidate for this loan because? if I can pay almost my whole net income to payday loans I know I can afford this payment. Also I'm not delinquent $1074. My mortgage company is not posting payments correctly. I spoke with them and they said they would fix.

Monthly net income: $ 1998.44

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457702
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.39%	Starting borrower rate/APR:	28.39% / 30.74%	Starting monthly payment:	$415.75

Auction yield range:	10.99% - 27.39%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.71%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2002	Debt/Income ratio:	18%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 7	Length of status:	7y 2m
Credit score:	680-699 (May-2010)	Total credit lines:	21	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$9,449	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	66%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	funds-control0	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
home renovation
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457708
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$498.21

Auction yield range:	10.99% - 11.00%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1994	Debt/Income ratio:	16%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 10	Length of status:	23y 9m
Credit score:	760-779 (May-2010)	Total credit lines:	26	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$15,331	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	88%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	sfkeenan	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	31 ( 89% )	760-779 (Latest)
Principal borrowed:	$17,000.00	< 31 days late:	4 ( 11% )	660-679 (Jan-2008) 680-699 (Feb-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
Heading into Black-last of my CC's
Purpose of loan:
This loan will be used to? pay off two remaining credit cards ???? ????

My financial situation:
I am a good candidate for this loan because? i have a long track record (24 years) at my Fortune 200 company and have paid off every debt in my past.? Just trying to consolidate my last two cards from my past.? Thank you.

Monthly net income: $ 11266.67

Monthly expenses: $
??Housing: $ 2600
??Insurance: $ 1100
??Car expenses: $ 900
??Utilities: $ 300
??Phone, cable, internet: $ 250
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457712
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.44%	Starting borrower rate/APR:	9.44% / 9.78%	Starting monthly payment:	$320.05

Auction yield range:	2.99% - 8.44%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1993	Debt/Income ratio:	18%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	12 / 11	Length of status:	2y 4m
Credit score:	800-819 (Apr-2010)	Total credit lines:	26	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$1,764	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Sabrus	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit card consolidation
Purpose of loan:
Being recently married, we both have some small debt to pay off and want to consolidate the payments into one payment.

My financial situation:
I am a good candidate for this loan because I and wife have income stability and have a clear path to be credit debt free.
I have an excellent credit history and record of never paying late on previous loans I have acquired.? I would rather support my peers in lending than the large credit companies.? Thanks for the opportunity.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457714
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	16.00%	Starting borrower rate/APR:	17.00% / 19.20%	Starting monthly payment:	$891.32

Auction yield range:	7.99% - 16.00%	Estimated loss impact:	8.86%
Lender servicing fee:	1.00%	Estimated return:	7.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1991	Debt/Income ratio:	52%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	23 / 20	Length of status:	1y 11m
Credit score:	760-779 (May-2010)	Total credit lines:	63	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$55,730	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	75%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	justice-jedi	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to? pay off credit cards

My financial situation:
I am a good candidate for this loan because? I always pay my bills, but the credit cards are starting to strangle our income.

Monthly net income: $ 5000

Monthly expenses: $
??Housing: $ 2200
??Insurance: $ 100
??Car expenses: $ 605
??Utilities: $ 200
??Phone, cable, internet: $ 200
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 1500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457720
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1999	Debt/Income ratio:	Not calculated
Basic (1-10):	2	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	3 / 2	Length of status:	7y 9m
Credit score:	640-659 (May-2010)	Total credit lines:	37	Occupation:	Teacher
Now delinquent:	3	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$488	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	5
Screen name:	tranquil-rate	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Money Needed Fast For Vet Bills
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457724
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2003	Debt/Income ratio:	50%
Basic (1-10):	2	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	7 / 5	Length of status:	1y 6m
Credit score:	740-759 (May-2010)	Total credit lines:	20	Occupation:	Truck Driver
Now delinquent:	1	Revolving credit balance:	$2,224	Stated income:	$25,000-$49,999
Amount delinquent:	$143	Bankcard utilization:	74%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	liberty-prescription	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need a truck
Purpose of loan:
This loan will be used to
buy a semi truck
My financial situation:
I am a good candidate for this loan becaus
My wife makes 4200 month so?all of our?bills including food and fun is covered.??????
Monthly net income: $
7000 wife included
Monthly expenses: $
??Housing: $?1200
??Insurance: $ 100?
??Car expenses: $?300
??Utilities: $ 150
??Phone, cable, internet: $ 150
??Food, entertainment: $ 600
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 400
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457738
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,130.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.00%	Starting borrower rate/APR:	8.00% / 8.34%	Starting monthly payment:	$442.78

Auction yield range:	2.99% - 7.00%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1994	Debt/Income ratio:	22%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 5	Length of status:	1y 3m
Credit score:	800-819 (Apr-2010)	Total credit lines:	24	Occupation:	Nurse (LPN)
Now delinquent:	0	Revolving credit balance:	$13,957	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	56%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	payment-hawk9	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Free
Purpose of loan:
This loan will be used to?consolidate my debt into one payment. If I keep making my payments on time to my credit card coompanies?It will take me twice as long to pay it off than with a loan through Prosper.
My financial situation:
I am a good candidate for this loan because I have a steady, secure job working?full time for the Department of Veterans Affairs and am also a member of the Florida National Guard. I was on active duty for 15 years and have been in the guard now for 2 years. I am set to receive a $10,000 bonus from the National Guard in August 2011 which will go directly to paying?down the loan that I hope to get here. I have an excellent credit history and have never been delinquent on any of my accounts. I paid my car off in 3 1/2 years when I had a 5 yr loan. There is no doubt that I will pay this loan off before the 3 years?are up. I hope to get the loan here and pay it off and start investing by helping other Prosper members.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457742
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2002	Debt/Income ratio:	28%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	8 / 7	Length of status:	0y 9m
Credit score:	680-699 (May-2010)	Total credit lines:	19	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$19,028	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	71%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	blue-repayment-animal	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fresh start: Debt consolidation
Purpose of loan:
This loan will be used to? Pay high interest line of credit and credit cards

My financial situation:
I am a good candidate for this loan because? I have been paying all my bills on time ( 0 DELINQUENCY). I have a secure job with a decent income. I have worked? in two counties, my last job for 8 years and now at my present job, a year. I have never been unemployed. After June, I will have paid off my car loan. I will be receiving? $363? extra each month. I am a good investment for you!

Monthly net income: $ 2460

Monthly expenses: $ 2002
??Housing: $ 560
??Insurance: $0
??Car expenses: $ 117
??Utilities: $ 150
??Phone, cable, internet: $ 75
??Food, entertainment: $ 250
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 750
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 457780
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	16.99% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1998	Debt/Income ratio:	59%
Basic (1-10):	2	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	7 / 7	Length of status:	0y 5m
Credit score:	620-639 (May-2010)	Total credit lines:	28	Occupation:	Sales - Retail
Now delinquent:	1	Revolving credit balance:	$14,458	Stated income:	$1-$24,999
Amount delinquent:	$14,457	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	1
Screen name:	s3BMan	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	9 ( 45% )	620-639 (Latest)
Principal borrowed:	$7,750.00	< 31 days late:	11 ( 55% )	600-619 (May-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	20
Description
Loan needed for debt consolidation.
Purpose of loan:
This loan will be used to complete debt consolidation.? I have already paid one Prosper loan in full and plan to use this loan to finish consolidating my left over debts.

My financial situation:
I am a good candidate for this loan because I have never missed a payment, was able to fully pay my last Prosper loan with no issues, and have steady full time employment.
Information in the Description is not verified.